                                                                 EXHIBIT 10.3(C)

                            STERLING CHEMICALS, INC.

                              AMENDED AND RESTATED

                      HOURLY PAID EMPLOYEES' PENSION PLAN

                         (Effective as of May 1, 1996)

                               TABLE OF CONTENTS

                                                            Page

                              Section 1
                          Introduction..........................2

1.1  Purpose....................................................2
1.2  Plan Administration........................................2
1.3  Fund Management, Trust Agreement...........................2
1.4  Effective Date.............................................2
1.5  Plan Year..................................................2
1.6  Employers..................................................2
1.7  Use of Terms...............................................3

                             Section 2
             Eligibility for Participation and Vesting..........4

2.1  Participation..............................................4
2.2  Vesting....................................................4

                             Section 3
           Retirement Dates, Employment Termination Date........5

3.1  Normal Retirement Date.....................................5
3.2  Late Retirement Date.......................................5
3.3  Early Retirement Date......................................5
3.4  Disability Termination Date................................5
3.5  Retirement Date............................................5
3.6  Employment Termination Date................................5
3.7  Employment with Subsidiaries Not Participating in Plan.....5

                             Section 4
            Normal, Early, and Late Retirement Benefits.........6

4.1  Normal Retirement..........................................6
4.2  Regular Benefits - Normal Retirement.......................6
4.3  Early Retirement - Deferred Payment........................6
4.4  Early Retirement - Early Payment...........................6
4.5  Late Retirement............................................6
4.6  Participants with Prior Monsanto Company Service...........6
4.7  Section 401(a)(17) Participants............................7

                             Section 5
                       Disability Provisions....................9

5.1  Disability Provisions Effective Date.......................9
5.2  Long-Term Disability.......................................9
5.3  Retirement Options While on Long-Term Disability...........9

                             Section 6
                   Termination Before Retirement...............10

6.1  Vested Termination - Deferred Payment.....................10
6.2  Vested Termination - Early Payment........................10
6.3  Termination Prior to Vesting..............................10

                             Section 7
                          Death Benefits.......................11

7.1  Death During Employment...................................11
7.2  Death After Termination of Employment.....................11

                             Section 8
              Benefit Limitations and Top-Heavy Rules..........12

8.1  Single Defined Benefit Plan...............................12
8.2  Two or More Defined Benefit Plans.........................14
8.3  Defined Contribution Plan and Defined Benefit Plan........14
8.4  Definitions...............................................16
8.5  Top-Heavy Rules...........................................18

                             Section 9
                   Payment of Retirement Income
                        and Other Benefits.....................26

9.1  Normal Form of Benefits Payment...........................26
9.2  Optional Forms of Monthly Benefits........................27
9.3  Election and Discontinuance of Options....................28
9.4  Spouse's Retirement Income Benefit........................30
9.5  Surviving Spouse Benefit..................................32
9.6  Special Payment Limitations...............................34
9.7  Payment of Small Amounts..................................35
9.8  Designation of Beneficiaries..............................36
9.9  Salaried Employees Transferred to Hourly Basis............36
9.10 Payment of Distribution Directly to Eligible Retirement
     Plan......................................................37
9.11 Definitions...............................................37

                            Section 10
                           Reemployment.........................39

10.1  Reinstatement of Participation............................39
10.2  Determination of Benefits.................................39

                             Section 11
                       Employer Contributions...................40

11.1  Employer Contributions....................................40
11.2  Application of Forfeitures................................40

                             Section 12
                         The Plan Committee.....................41

12.1  Membership................................................41
12.2  Plan Committee's General Powers, Rights and Duties........41
12.3  Manner of Action..........................................41
12.4  Information Required by Plan Committee....................42
12.5  Plan Committee Decision Final.............................42
12.6  Review of Benefit Determinations..........................42
12.7  Uniform Rules.............................................42
12.8  Payment of Expenses.......................................42

                             Section 13
                      Relating to the Employers.................44

13.1  Action by Employers.......................................44
13.2  Additional Employers......................................44
13.3  Restrictions as to Reversion of Trust Assets to Employers.44

                             Section 14
                         General Provisions.....................45

14.1  Notices...................................................45
14.2  Waiver of Notice..........................................45
14.3  Absence of Guaranty.......................................45
14.4  Employment Rights.........................................45
14.5  Interests Not Transferable................................45
14.6  Facility of Payment.......................................45
14.7  Gender and Number.........................................46
14.8  Evidence..................................................46
14.9  Controlling State Law.....................................46
14.10 Severability..............................................46

                            Section 15
               Amendment, Termination or Plan Merger............47

15.1  Amendment.................................................47
15.2  Approvals for Establishment of Plan.......................47
15.3  Internal Revenue Service Approval.........................47
15.4  Termination...............................................48
15.5  Plan Merger or Consolidation..............................48
15.6  Notice of Amendment, Termination or Plan Merger...........48
15.7  Nonforfeitability on "Termination" or "Partial
       Termination".............................................48

                             Section 16
             Allocation and Distribution on Termination.........49

                             Section 17
                             Definitions........................51

17.1  Vesting Service...........................................51
17.2  Benefit Service...........................................54
17.3  Benefit Service...........................................54
17.4  Hours of Service..........................................57
17.5  Break In Service..........................................59
17.6  Standard Work Week........................................59
17.7  Layoff....................................................59
17.8  Retirement Income Factor..................................59
17.9  Subsidiary................................................59
17.10 Subsidiary................................................59
17.11 Qualified Actuary.........................................59
17.12 Actuarial Equivalent......................................59
17.13 Code......................................................60
17.14 Final Average Pay.........................................60
17.15 ERISA.....................................................62

                            EXHIBIT "A"
                     Retirement Income Factor

                           STERLING CHEMICALS, INC.
                              AMENDED AND RESTATED
                      HOURLY PAID EMPLOYEES' PENSION PLAN
                         (Effective as of May 1, 1996)

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, effective August 1, 1986 Sterling Chemicals, Inc. (the "Corporation") established the Sterling Chemicals, Inc. Hourly Paid Employees' Pension Plan (the "Plan") in recognition of the contribution the employees have made to the operation of the Corporation;

          WHEREAS, effective January 1, 1991, the Corporation amended the Plan to incorporate amendments required by the Tax Reform Act of 1986, to make certain additional changes required by subsequent legislation and Regulations, and to make other changes desired by the Corporation;

          WHEREAS, effective October 1, 1993 the Corporation amended and restated the Plan to make certain changes desired by the Corporation;

          WHEREAS, in Section 15.1 of the Plan, the Corporation reserved the right to amend the Plan at any time.

          NOW, THEREFORE, effective May 1, 1996, the Corporation hereby amends the Plan to incorporate certain changes desired by the Corporation, which Plan shall read as follows:

                            STERLING CHEMICALS, INC.
                              AMENDED AND RESTATED
                      HOURLY PAID EMPLOYEES' PENSION PLAN
                         (Effective as of May 1, 1996)

                                   Section 1
                                   ---------
                                 Introduction
                                 ------------

      1.1 Purpose. The Plan is maintained by the Corporation to provide retirement benefits for eligible employees of the Corporation and of its subsidiaries which adopt the Plan.

      1.2 Plan Administration. The Plan is administered by a committee known as the Employee Benefits Plans Committee (the "Plan Committee" or "Committee") appointed by the Corporation. The Plan Committee shall constitute the Named Fiduciary under the Plan for the purpose of administering and managing the Plan.

      1.3 Fund Management, Trust Agreement. The Plan Committee is appointed by and derives its authority from the Corporation, and shall constitute the Named Fiduciary under the Plan with the power and authority on its own behalf or through its agents to manage and control the assets of the Trust Fund including, in addition to the powers and authority specifically granted to the Committee by the Trust Agreement, all powers and all authority necessary or appropriate to the discharge of its duties as such Named Fiduciary. The funds contributed under the Plan are held and invested by one or more corporate trustees (the "Trustee") appointed by the Committee or by such Trustee selected by the Committee. The Trustee acts in accordance with one or more trust agreements (the "Trust Agreement") which may, but need not, provide for the appointment of investment managers to make investments of the Trust Fund, and which implement and form a part of this Plan. As of the date the "Trust Fund" means the total assets of any kind including Qualifying Employer Securities, but only to the extent that immediately after such investment or reinvestment, the aggregate fair market value of all such Qualifying Securities held under this Plan does not exceed 10% of the total assets of the combined Trust Fund held by the Trustee. Copies of the Plan and the Trust Agreement are on file at the principal office of the Corporation where they may be examined by any participant. Notwithstanding the foregoing, certain powers and authority otherwise exercised by the Plan Committee in accordance with this Section and in accordance with Section 12 shall be exercised by a Pension Board as may be provided in the collective bargaining agreement between the Corporation and the representatives of the participants.

      1.4 Effective Date.  The "Effective Date" of the Plan is August 1, 1986.

      1.5 Plan Year. The Plan is administered on the basis of a plan year (the "Plan Year") which coincides with the Corporation Fiscal Year, except for the first Plan Year which commenced on August 1.

      1.6 Employers. With approval of the Corporation, any subsidiary of the Corporation may adopt this Plan in accordance with the provisions of Section
13.2. The Corporation and its
subsidiaries which adopt the Plan are referred to below collectively as the "Employers" and individually as an "Employer".

      1.7 Use of Terms.  Certain terms, as used in this Plan, are defined in
Section 17 or elsewhere in this Plan and when so used shall have the meanings so assigned to them.

                                 Section 2
                                 ---------
                   Eligibility for Participation and Vesting
                   -----------------------------------------

      2.1 Participation. Each employee of an Employer on the Effective Date who was a participant of the Monsanto Company Hourly Paid Employees' Pension Plan and was employed by the Monsanto Company ("Prior Employer") immediately prior to the Effective Date shall be immediately eligible to participate in the Plan. Upon meeting the above participation requirements, such employee shall be considered a Prior Employer Participant.

     Thereafter each employee of an Employer will become a participant in the Plan on any date as of which he becomes a member of a group of employees to which the Plan has been and continues to be extended by his Employer or by agreement.

     For all purposes of this Plan, Leased Employees (as defined in Section 414(n)(2) of the Code) shall not be considered employees of the Corporation or the Employers.

      2.2 Vesting. A participant shall be fully vested and have a Vested Percentage of 100% in this Plan on his Normal Retirement Date or on any date as of which he has completed at least five years of Vesting Service with the Employers and the Subsidiaries as defined in Section 17.1.

     The computation of a participant's nonforfeitable percentage of his interest in the Plan shall not be reduced as the result of any direct or indirect amendment to this Section. In the event that the Plan is amended to change or modify any vesting schedule, a participant with a least three (3) Years of Service as of the expiration date of the election period may elect to have his nonforfeitable percentage computed under the Plan without regard to such amendment. If a participant fails to make such election, then such participant shall be subject to the new vesting schedule. The participant's election period shall commence on the adoption date of the amendment and shall end 60 days after the latest of:

     (a) the adoption date of the amendment,

     (b) the effective date of the amendment, or

     (c) the date the participant receives written notice of the amendment from the Employer or Plan Committee.

                                 Section 3
                                 ---------
                 Retirement Dates, Employment Termination Date
                 ---------------------------------------------

      3.1 Normal Retirement Date. A participant's "Normal Retirement Date" will be the first day of the month next following the later of the month in which he attains age 65 years or the month in which he attains 5 years of Vesting Service. A participant's "Normal Retirement Age" shall be his age on his Normal Retirement Date.

      3.2 Late Retirement Date. A participant's "Late Retirement Date" will be the first day of the month next following the month in which a participant fails to complete 40 or more Hours of Service with the Employers after his Normal Retirement Date. However, if a participant shall subsequently complete 40 or more Hours of Service in a calendar month, the participant shall be treated as a re-employed participant in accordance with Section 10 as of the first day of such month. A participant who works beyond his Normal Retirement Date shall continue to accrue Benefit Service until his Late Retirement Date.

      3.3 Early Retirement Date. A participant's "Early Retirement Date" will be the first day of the month next following the month in which he retires from the employ of all the Employers before his Normal Retirement Date but after he has both attained age 55 years and is vested pursuant to Section 2.2.

      3.4 Disability Termination Date. A participant's "Disability Termination Date" will be the last day worked for any Employer before his Normal Retirement Date because of Long-Term Disability, as determined pursuant to Section 5 hereof. If a participant has accrued 5 years of Vesting Service as determined pursuant to Section 17.1(a)(vii) hereof as of the later of age 55 or the date as of which he is deemed to qualify for Long-Term Disability, his Monthly Retirement Income shall be payable hereunder at age 65 or when benefits are no longer available under the Hourly Disability Plan, if later.

      3.5 Retirement Date. A participant's "Retirement Date" will be that one of the dates described in Sections 3.1, 3.2, and 3.3 as of which he retires from the employ of all the Employers.

      3.6 Employment Termination Date. A participant's "Employment Termination Date" will be the date on which his employment with all of the Employers terminates before he qualifies for retirement on a Retirement Date.

      3.7 Employment with Subsidiaries Not Participating in Plan. For the purpose of determining a participant's Retirement Date or Employment Termination Date, references in the Plan to his retirement or termination from the employ of all of the Employers shall mean his retirement or termination from the employment of all Employers and all subsidiaries, including those which have not adopted the Plan.

                                 Section 4
                                 ---------
                  Normal, Early, and Late Retirement Benefits
                  -------------------------------------------

      4.1 Normal Retirement. Subject to the conditions and limitations of the Plan, a participant retiring on his Normal Retirement Date will be entitled to a Monthly Retirement Income for life commencing at his Normal Retirement Date in an amount equal to his Regular Benefits determined in accordance with Section 4.2.

      4.2 Regular Benefits - Normal Retirement. The "Regular Benefits" for any participant who retires on his Normal Retirement Date on or after the Effective Date will be a monthly amount equal to the amount determined by multiplying the sum of his Years of Benefit Service times the "Retirement Income Factor" set forth in Exhibit "A" determined with respect to such participant times the Vested Percentage set forth in Section 2.2 of the Plan.

     In establishing the liabilities under the Plan and contributions thereto, the enrolled actuary will use such methods and assumptions under Section 411(b) of the Code as will reasonably reflect the cost of the benefits under the Plan.

      4.3 Early Retirement - Deferred Payment. Subject to the conditions and limitations of the Plan, if a participant retires on an Early Retirement Date and elects to defer his Monthly Retirement Income until his Normal Retirement Date, he will be entitled to a Monthly Retirement Income for life commencing at his Normal Retirement Date. Such Monthly Retirement Income shall be computed in accordance with Sections 4.1 and 4.2 (as in effect as of his Early Retirement
Date) based upon his Benefit Service determined as of his Early Retirement Date.

      4.4 Early Retirement - Early Payment. In lieu of the Monthly Retirement Income payable under Section 4.3 commencing on his Normal Retirement Date, a participant who retires on an Early Retirement Date and does not elect to defer his Monthly Retirement Income in accordance with Section 4.3 will be entitled to a Monthly Retirement Income commencing on his Early Retirement Date or, if he so elects, on the first day of any month thereafter before his Normal Retirement Date. The Monthly Retirement Income which is payable to a participant in accordance with the preceding sentence will be computed by determining the amount of Monthly Retirement Income which the participant would have been entitled to receive under Section 4.3 commencing at his Normal Retirement Date and reducing such amount by one-fourth of one percent for each complete calendar month by which the date his Monthly Retirement Income payments commence precedes his Normal Retirement Date, except that the reduction provided for above shall not apply if the sum of his age and Years of Vesting Service as of his Early Retirement Date equals or exceeds 80.

      4.5 Late Retirement. Subject to the terms and conditions of the Plan, a participant who retires on a Late Retirement Date will be entitled to a Monthly Retirement Income for life commencing at his Late Retirement Date in an amount equal to his Regular Benefits determined in accordance with Section 4.2.

      4.6 Participants with Prior Monsanto Company Service. For a Prior Employer Participant, the amount of his Monthly Retirement Income will be reduced by an amount equal to the monthly amount of benefits payable under the Monsanto Company Hourly Paid Employees' Pension Plan and the Monsanto Company Salaried Employees' Pension Plan as of the Effective Date calculated as a single life annuity as if such Prior Employer Participant commenced retirement benefits from the Monsanto Company on the date of his retirement or employment termination from the Employer.

      4.7 Section 401(a)(17) Participants. The accrued benefit of any participant with at least one Hour of Service in a Plan Year beginning after December 31, 1988 shall be equal to the greater of (a) the participant's Frozen Accrued Benefit, or (b) the participant's accrued benefit calculated above based on the Regular Benefit formula provided in the Supplement.

     "Frozen Accrued Benefit" means a participant's accrued benefit under the Plan determined as of the latest Fresh-Start Date as if the participant terminated employment with the Employer on that date and without regard to any amendment to the Plan adopted after that date, other than amendments recognized as effective as of or before that date under Code Section 401(b) or Regulation
Section 1.401(a)(4)-11(g).

     If, as of the latest Fresh-Start Date, the amount of a participant's Frozen Accrued Benefit was limited by the application of Code Section 415, the participant's Frozen Accrued Benefit will be increased for years after the latest Fresh-Start Date to the extent permitted under Code Section 415(d)(1).
If: (a) the Plan's normal form of benefit in effect on the latest Fresh-Start Date is not the same as the normal form under the Plan after the latest Fresh-Start Date and/or (b) the Normal Retirement Age for any participant on that date was greater than the Normal Retirement Age for that participant under the Plan after the latest Fresh-Start Date, the stated Frozen Accrued Benefit will be expressed as an actuarially equivalent benefit in the normal form under the Plan after the latest Fresh-Start Date, commencing at the participant's Normal Retirement Age under the Plan in effect after the latest Fresh-Start Date.

     "Fresh-Start Date" means the last day of the Plan Year preceding a Plan Year for which any amendment of the Plan that directly or indirectly affects the amount of a participant's benefit determined under the current benefit formula, is made effective.

     Notwithstanding any other provision in the Plan, each "Section 401(a)(17) Participant's" accrued benefit under this Plan will be the greater of:

          (a) the participant's accrued benefit as of the last day of the last Plan Year beginning before January 1, 1994, frozen in accordance with Regulation 1.401(a)(4)-13, or

          (b) the participant's accrued benefit determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the participant's total years of service taken into account under the Plan for purposes of benefit accruals.

     A "Section 401(a)(17) Participant" means a participant whose current accrued benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994 that exceeded $150,000.

                                 Section 5
                                 ---------
                             Disability Provisions
                             ---------------------

      5.1 Disability Provisions Effective Date. The provisions of the Plan relating to disability shall apply exclusively to participants who have completed at least two and one-half years of Benefit Service by their Disability Termination Date, whose last full day of active employment prior to disability is on or after the Effective Date of this Plan, and who qualify for benefits under the Hourly Disability Plan. The disability entitlements of participants whose last full day of active employment is prior to the Effective Date of this Plan or who are actively at work after the Effective Date but do not qualify for participation in the Hourly Disability Plan, shall be governed by the eligibility provisions of the Predecessor Plans and the benefit formula in effect at the time they first qualify for Long-Term Disability.

      5.2 Long-Term Disability. After the Effective Date of the Plan and subject to Section 5.1 above, determination of Long-Term Disability will be based on the procedures and provisions of the Hourly Disability Plan.

      5.3 Retirement Options While on Long-Term Disability. Retirement options described in Sections 9.1 and 9.2 of this Plan shall not be available to a participant who is on Long-Term Disability and receiving payments from the Hourly Disability Plan. When such a participant ceases receiving benefits under the Hourly Disability Plan at or after age 65 and provided that he is otherwise eligible for benefits hereunder, all options described in Sections 9.1 and 9.2 of this Plan shall be available.

                                 Section 6
                                 ---------
                         Termination Before Retirement
                         -----------------------------

      6.1 Vested Termination - Deferred Payment. Subject to the conditions and limitations of the Plan, if a participant's employment with all of the Employers and all of the subsidiaries terminates for a reason other than retirement under the Plan or his death, but after he is vested pursuant to Section 2.2, the participant shall be eligible to receive a Monthly Vested Termination Benefit commencing at his Normal Retirement Date. Such monthly benefit shall be computed in accordance with Sections 4.1 and 4.2 (as in effect as of his Employment Termination Date) based upon his Benefit Service determined as of his Employment Termination Date.

      6.2 Vested Termination - Early Payment. In lieu of the Monthly Vested Termination Benefit otherwise payable under Section 6.1 commencing at his Normal Retirement Date, a participant may elect to receive a reduced Monthly Vested Termination Benefit commencing on the first day of the calendar month next following the month in which he attains age 55 years or on the first day of any month thereafter before his Normal Retirement Date. The Monthly Vested Termination Benefit payable to a participant in accordance with the preceding sentence will be computed by determining the amount of Monthly Vested Termination Benefit to which the participant would have been entitled under
Section 6.1 above commencing at his Normal Retirement Date and reducing such amount by one-fourth of one percent for each complete calendar month by which the date his Monthly Vested Termination Benefits commence precedes his Normal Retirement Date.

      6.3 Termination Prior to Vesting. If a participant's employment with all of the Employers and subsidiaries terminates for a reason other than Retirement under the Plan or his death, and prior to his becoming vested pursuant to
Section 2.2, no benefits shall be payable to him under the Plan attributable to his employment with the Employers.

                                   Section 7
                                   ---------
                                Death Benefits
                                --------------

      7.1 Death During Employment. Except as provided below, if a participant's death occurs while he is employed by an Employer, no benefits attributable to his employment with the Employers shall be payable under the Plan; provided, however, that if the Spouse's Retirement Income Benefit or the Surviving Spouse Benefit as defined in Section 9.4 and 9.5 were in effect with respect to such a participant at the time of his death, the only benefits payable under the Plan attributable to his employment shall be those provided under those Benefits.
If the participant dies prior to the date benefits under this Plan commence, any remaining portion of the participant's interest which is not payable to a Beneficiary designated by the participant will be distributed within five years after such participant's death.

      7.2 Death After Termination of Employment. Except as provided in paragraphs (a) through (d) below, if a participant's death occurs after his employment by the Employers has terminated, no benefits attributable to his employment with the Employers shall be payable under the Plan. However:

          (a) In the case of a participant who was receiving or eligible to receive a Monthly Retirement Income in accordance with paragraph 9.1(a) and with respect to whom no election in accordance with paragraph 9.1(b) or
     Section 9.2 was in effect at the time of his death, the benefits payable under the Plan shall be those provided under Section 9.1(a), if any.

          (b) In the case of a participant who had elected an option under
     Section 9.2 and the option was in effect at the time of his death, the benefits payable under the Plan shall be those provided under the option.

          (c) In the case of a participant who dies after being declared on Long-Term Disability while receiving benefits from the Hourly Disability Plan, after completing 10 or more years of Vesting Service pursuant to
     Section 17.1(a)(viii), and before his Normal Retirement Date, his Eligible Surviving Spouse shall receive only the 50% Survivor benefit provided for under Section 9.4, based upon the participant's Benefit Service pursuant to
     Section 17.3(a)(vii) to the date of death.

          (d) In the case of a participant eligible to receive a Monthly Vested Termination Benefit, the death benefit, if any, shall be determined in accordance with Section 9.5.

                                 Section 8
                                 ---------
                    Benefit Limitations and Top-Heavy Rules
                    ---------------------------------------

     Notwithstanding any provision of this Plan to the contrary, the total Annual Benefit received by an Employee shall be subject to the following limitations:

      8.1 Single Defined Benefit Plan. The normal retirement benefit of any participant under this Plan or any other defined benefit plans maintained by the Employers or any subsidiary of the Corporation ("Related Pension Plans") cannot exceed the lesser of $90,000 (increased annually for Limitation Years beginning after December 31, 1987 in accordance with Section 415(d) of the Code to reflect cost-of-living adjustments) or one hundred percent (100%) of such participant's Average Compensation. For purposes of determining whether a participant's benefits exceed these limitations, the following rules shall apply:

          (a) Adjustment If Benefit Not Single Life Annuity. If the normal form of benefit is other than a single life annuity, such form must be adjusted actuarially to the equivalent of a single life annuity. This single life annuity cannot exceed the maximum dollar or percent limitations outlined above. No adjustment is required for the following: qualified joint and survivor annuity benefits, preretirement disability benefits, preretirement death benefits and post-retirement medical benefits.

          (b) Adjustment If Benefit Commences Before Social Security Retirement Age. If benefit distributions begin before the participant's Social Security Retirement Age, but on or after age 62, the $90,000 limitation shall be reduced by: (1) in the case of a participant whose Social Security Retirement Age is 65, 5/9 of 1% for each month by which benefits commence before the month in which the participant attains age 65, or (2) in the case of a participant whose Social Security Retirement Age is greater than 65, 5/9 of 1% for each of the first 36 months and 5/12 of 1% for each additional month (up to 24) by which benefits commence before the month in which the participant attains his Social Security Retirement Age. If benefit distributions begin before age 62, the $90,000 limitation shall be the actuarial equivalent of the participant's limitation for benefits commencing at age 62, reduced for each month by which benefits commence before the month in which the participant attains age 62. In order to determine actuarial equivalence for this purpose, the interest rate assumption shall be as set forth in Section 8.1(e).

          (c) Adjustment If Benefit Commences After Social Security Retirement Age. If benefit distributions begin after the participant's Social Security Retirement Age, the $90,000 limitation shall be increased so that it is the actuarial equivalent of the $90,000 limitation at the participant's Social Security Retirement Age. The increased maximum benefit may not exceed 100% of the participant's highest three year average Compensation.

          (d) Social Security Retirement Age Defined. "Social Security Retirement Age" as used herein shall mean the age used as the retirement age under Section 216(1) of the Social Security Act, except that such Section shall be applied without regard to the age increase factor and as if the early retirement age under Section 216(1)(2) of such Act were sixty-two (62).

          (e) Interest Assumption. The interest rate used for adjusting the maximum limitations above shall be:

              (i) For benefits commencing before Social Security Retirement Age and for forms of benefit other than straight life annuity, the greater of:

              A.   5%, or

              B. the rate used to determine actuarial equivalence for other purposes of this Plan.

              (ii) For benefits commencing after Social Security Retirement Age, the lesser of:

               A.   5%, or

               B. the rate used to determine actuarial equivalence for other purposes of this Plan.

          (f) Reduction For Service Less Than 10 Years. In the case of a participant who has less than ten (10) years of participation in a Related Pension Plan, the benefits shall not exceed the limit set forth in Section
     8.1 above multiplied by a fraction, the numerator of which is the number of years (or part thereof) of participation in a Related Pension Plan, and the denominator of which is ten (10).

          (g) Adjustment For Small Benefits. In the case of a participant whose Annual Benefit is not in excess of $10,000, the benefits payable with respect to such participant under this Plan shall be deemed not to exceed the limitation of this Section if:

              (i) The Annual Benefits payable with respect to such participant under this Plan and all other Related Pension Plans do not exceed $10,000 for the Plan Year or for any prior Plan Year, and

              (ii) The Employer has not at any time maintained a defined contribution plan in which the participant participated.

          (h) Protected Accrued Benefit. Notwithstanding anything in this
     Section 8 to the contrary, the maximum annual benefit for any participant in a Related Pension Plan in existence on July 1, 1982 shall not be less than the protected current accrued benefit, payable annually, as provided for under question T-3 of Internal Revenue Service Notice 83-10, 1983-1 C.B. 536. In the case of an individual who was a participant in one or more Related Pension Plans as of the first day of the first Limitation Year beginning after December 31,

     1986, the application of the limitation of this Section 8 shall not cause the maximum permissible amount for such individual under all such Related Pension Plans to be less than the individual's current accrued benefit. The preceding sentence applies only if such Related Pension Plans met the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

     8.2 Two or More Defined Benefit Plans. If the Employers or any subsidiary of the Corporation maintain one or more Related Pension Plans in addition to this Plan, the sum of the normal retirement benefits of all plans will be treated as a single benefit for the purposes of applying the limitations in
Section 8.1.  If these benefits exceed, in the aggregate, the limitations in
Section 8.1, the normal retirement benefit under this Plan shall be reduced (but not below zero) until the sum of the benefits of the remaining plans satisfy the limitations.

     8.3 Defined Contribution Plan and Defined Benefit Plan.

          (a) General Rule. If the Employer or any subsidiary of the Corporation maintains (or has ever maintained) one or more defined contribution plans and one or more Related Pension Plans, the sum of the "defined contribution plan fraction" and the "defined benefit plan fraction," as defined below, cannot exceed 1.0 for any Limitation Year. For purposes of this paragraph, employee contributions to a qualified defined benefit plan are treated as a separate defined contribution plan. For purposes of this paragraph, all defined contribution plans of an Employer are to be treated as one defined contribution plan and all defined benefit plans of an Employer are to be treated as one defined benefit plan, whether or not such plans have been terminated.

          If the sum of the defined contribution plan fraction and defined benefit plan fraction exceeds 1.0, the Annual Benefit of the defined benefit plans will be reduced so that the sum of the fractions will not exceed 1.0. In no event will the Annual Benefit be decreased below the amount of the accrued benefit to date. If additional reductions are required for the sum of the fractions to equal 1.0, the reductions will then be made to the Annual Additions of the defined contribution plans.

          (b) Defined Contribution Plan Fraction.

              (i) General Rule: The defined contribution plan fraction for any Limitation Year is 1 divided by 2, where:

                  1 is the sum of the actual Annual Additions to the
              participant's account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the annual additions attributable to the participant's nondeductible Employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the annual additions attributable to all welfare benefit funds, as defined in Code
              Section 419(e), and individual
         medical accounts, as defined in Code Section 415(l)(2), maintained by the Employer); and


           2 is the sum of maximum aggregate amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of 125 percent of the dollar limitation determined under Code Sections 415(b) and (d) in effect under Code Section 415(c)(1)(A) or 35 percent of the participant's Compensation for such year.

          (ii) If the participant was a participant as of the first day of the First Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plans made after May 5, 1986, but using the Code Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

     (c)  Defined Benefit Plan Fraction.

          (i) General Rule. The defined benefit plan fraction for any year is 1 divided by 2, where:

              1 is the projected Annual Benefit of the participant under the Plan (determined as of the close of the Limitation Year), and

              2 is the lesser of

                   (1) 1.25 times the dollar limitation (adjusted, if necessary)
              for such year, or

                   (2) 1.4 times one hundred percent (100%) of the participant's
              Average Compensation for the high three (3) years (adjusted, if necessary).

          (ii) Notwithstanding the above, if the participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more Related Pension Plans which were in existence on May 6, 1986, the denominator of this fraction will not be less than one hundred twenty-five percent (125%) of the sum of the Annual Benefits under such plans which the participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plans after May 5, 1986. The preceding sentence applies only if the Related Pension Plans individually and in the aggregate satisfied the requirements of Code Section 415 as in effect for all Limitation Years beginning before January 1, 1987.

     8.4  Definitions.

          (a) Employer. The Corporation and any other Employer that adopts this Plan. In the case of a group of employers which constitutes a controlled group of corporations (as defined in Code Section 414(b) as modified by Code Section 415(h)) or which constitutes trades and businesses (whether or not incorporated) which are under common control (as defined in Code
     Section 414(c) as modified by Code Section 415(h)) or an affiliated service group (as defined in Code Section 414(m)), all such employers shall be considered a single Employer for purposes of applying the limitations of this Section.

          (b) Excess Amount. The excess of the participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

          (c) Limitation Year. A twelve (12) consecutive month period ending on September 30.

          (d) Maximum Permissible Amount. For a Limitation Year, the Maximum Permissible Amount with respect to any participant shall be the lesser of:

              (i) $30,000 (increased annually for Limitation Years beginning after December 31, 1987 in accordance with Section 415(d) of the Code to reflect cost-of-living adjustments), or

              (ii) 25% of the participant's Compensation for the Limitation
          Year.

          (e) Compensation. For purposes of determining compliance with the limitations of Code Section 415, Compensation shall mean a participant's earned income, wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with an Employer maintaining the Plan, including, but not limited to, commissions paid to salesmen, compensation for services based on a percentage of profits, commissions on insurance premiums, tips and bonuses, and excluding the following:

              (i) Employer contributions to a plan of deferred compensation to the extent contributions are not included in gross income of the participant for the taxable year in which contributed, or on behalf of an participant to a simplified employee pension plan to the extent such contributions are deductible under Code

          Section 210(b)(2), and any distributions from a plan of deferred compensation whether or not includable in the gross income of the participant when distributed (however, any amounts received by a participant pursuant to an unfunded nonqualified plan may be considered as Compensation in the year such amounts are included in the gross income of the participant);

              (ii) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by a participant becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

              (iii) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

              (iv) other amounts which receive special tax benefits, or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described under Code Section 403(b) (whether or not the contributions are excludable from the gross income of the participant).

          For purposes of applying the limitations in this Article, amounts included as Compensation are those actually paid or made available to a participant within the Limitation Year. For Limitation Years beginning after December 31, 1988, Compensation shall be limited to $200,000 (unless adjusted in the same manner as permitted under Code Section 415(d)). Notwithstanding anything to the contrary in the definition, Compensation shall include any and all items which may be includable in Compensation under Section 415(c)(3) of the Code.

          In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the Compensation of each participant taken into account under the Plan shall not exceed the "OBRA '93 Annual Compensation Limit." The "OBRA '93 Annual Compensation Limit" is $150,000, as adjusted for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined ("Determination Period") beginning in such calendar year. If a Determination Period consists of fewer than 12 months, the "OBRA '93 Annual Compensation Limit" will be multiplied by a fraction, the numerator of which is the number of months in the Determination Period, and the denominator of which is 12. In applying this limitation, the family group of a highly compensated employee (as defined in Code Section 414(q)) who is subject to the family member aggregation rules of Code Section 414(q)(6) because such participant is either a "five-percent owner" of the Employer or one of the ten (10) highly compensated employees paid the greatest Compensation during the year, shall be treated as a single participant, except that for this purpose family members shall include only the affected participant's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the year. If, as a result of the application of such rules the adjusted "OBRA '93 Annual Compensation Limit" is exceeded, then the limitation shall be prorated among the affected family members in proportion to each such family member's Compensation prior to the application of this limitation, or the limitation shall be adjusted in accordance with any other method permitted by regulation.

         Any reference in this Plan to the limitation under Code Section 401(a)(17) shall mean the "OBRA '93 Annual Compensation Limit" set forth in this Section.

         If Compensation for any prior Determination Period is taken into account in determining a participant's benefits accruing in the current Plan Year, the Compensation for that prior Determination Period is subject to the "OBRA '93 Annual Compensation Limit" in effect for that prior Determination Period. For this purpose, for Determination Periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the "OBRA '93 Annual Compensation Limit" is $150,000.

         (f) Average Compensation. The average Compensation during a participant's high three (3) years of service, which period is the three
      (3) consecutive calendar years (or, the actual number of consecutive years of employment for those participants who are employed for less than three
      (3) consecutive years with the Employer) during which the participant had the greatest aggregate Compensation from the Employer.

         (g) Annual Benefit. A benefit payable annually in the form of a straight life annuity (with no ancillary benefits) under a plan to which participants do not contribute and under which no rollover contributions are made.

         (h) Annual Additions. With respect to each Limitation Year, the total of the employer contributions, participant contributions, forfeitures, and amounts described in Code Sections 415(1) and 419A(d)(2) which are allocated on behalf of a participant.

      8.5 Top-Heavy Rules. For any Plan Year for which this Plan is a Top-Heavy Plan, as defined in Section 8.5(g), any other provisions of this Plan to the contrary notwithstanding, this Plan shall be subject to the provisions of this
Section 8.5.

         (a) Vesting Provisions. Each participant who has completed an "Hour of Service" (as defined in Section 17.4 hereof) after the Plan becomes top heavy and while the Plan is top heavy and who has completed the Service specified in the following table shall be vested in his accrued benefit under this Plan at least as rapidly as is provided in the following schedule; except that the vesting provision set forth in Section 2.2 shall be used at any time in which it provides for more rapid vesting:

          Years of Service             Vested Percentage
          ----------------             -----------------

          Less than 2 years                   0%
          2 but less than 3 years             20%
          3 but less than 4 years             40%
          4 but less than 5 years             60%
          5 but less than 6 years             80%
          6 years or more                     100%

     If an account becomes vested by reason of the application of the preceding schedule, it may not thereafter be forfeited by reason of reemployment after retirement pursuant to a suspension of benefits provision, by reason of withdrawal of any mandatory employee contributions to which employer contributions were keyed, or for any other reason. If the Plan subsequently ceases to be top-heavy, the preceding schedule shall continue to apply with respect to any participant who had at least three (3) years of service (as defined in Treasury Regulation Section 1.411(a)-8T(b)(3)) as of the close of the last year that the Plan was top-heavy, except that each participant whose non-forfeitable percentage of his accrued benefit derived from employer contributions is determined under such amended schedule, and who has completed at least three (3) years of service with the employer, may elect, during the election period, to have the non-forfeitable percentage of his accrued benefit derived from employer contributions determined without regard to such amendment if his non-forfeitable percentage under the Plan as amended is, at any time, less than such percentage determined without regard to such amendment. For all other participants, the non-forfeitable percentage of their accrued benefit prior to the date the Plan ceased to be top-heavy shall not be reduced, but future increases in the non-forfeitable percentage shall be made only in accordance with Section 2.2.

          (b) Minimum Benefit Provisions. Each participant who is a Non-Key Employee, as defined in Section 8.5(g), shall be entitled to an accrued benefit in the form of a single-life annuity (with no ancillary benefits) beginning at his normal retirement date, that shall not be less than his average annual participant's Compensation, within the meaning of Code
     Section 415, for years in the Testing Period multiplied by the lesser of:
     (a) two percent (2%) multiplied by the number of years of Top-Heavy Service or (b) twenty percent (20%). A Non-Key Employee may not fail to receive a minimum benefit because of a failure to receive a specified amount of Compensation or a failure to make mandatory employee or elective contributions.

          "Testing Period' means, with respect to a participant, the period of consecutive years of Top-Heavy Service, not exceeding five (5), during which the participant had the greatest aggregate compensation, within the meaning of Code Section 415, from the Corporation. "Top-Heavy Service" means his Service credited under Section 17.4. Top-Heavy Service shall not include any Service before July 1, 1984 or any Service that begins after the close of the last Plan Year in which the Plan was a Top-Heavy Plan. Years before and after such excluded periods shall be considered consecutive for purposes of determining the Testing Period.

          (c) Limitation on Compensation. A participant's annual Compensation taken into account under this Section 8.5 and for purposes of computing benefits under this Plan shall not be in excess of Two Hundred Thousand Dollars ($200,000). Such amount shall be adjusted automatically for each Plan Year to the amount prescribed by the Secretary of the Treasury or his delegate pursuant to regulations for the calendar year in which such Plan Year commences. For Plan Years beginning on or after January 1, 1994, a participant's annual Compensation taken into account under this Section 8.5 and for purposes of computing benefits under this Plan shall not be in excess of the limitation under Code Section 401(a)(17) .

          (d) Limitation on Benefits. In the event that the Corporation, other Employer or an Affiliate (hereinafter in this Section collectively referred to as a "Considered Company") also maintains a defined contribution plan providing contributions on behalf of participants in this Plan, one of the two following provisions shall apply:

              (i) If for a Plan Year this would not be a Top-Heavy Plan if "90 percent" were substituted for "60 percent" in Section 8.5(g), then the percentages used in Section 8.5(b) are changed to be the lesser of (i) three percent (3%) multiplied by the number of years of Top-Heavy Service or (ii) the lesser of thirty percent (30%) or twenty percent (20%) plus one percent (1%) for each year the Plan is taken into account under this subsection (i).

              (ii) If for a Plan Year this Plan would continue to be a Top-Heavy Plan if "90 percent" were substituted for "60 percent" in Section 8.5(g), then the denominator of both the defined contribution plan fraction and the defined benefit plan fraction shall be calculated as set forth in Section 8.3, for the limitation year ending in such Plan Year by substituting "one (1.0)" for "one and twenty-five hundredths (1.25)" in each place such figure appears. This subsection (ii) will not apply for such Plan Year with respect to any individual for whom there are no (i) Corporation contributions, forfeitures or voluntary non-deductible contributions allocated to such individual or (ii) accruals for such individual under the defined benefit plan. Furthermore, the limitation rules set forth in Code Section 415(e)(6)(B)(i) shall be applied by substituting "Forty-one Thousand Five Hundred Dollars ($41,500)' for "Fifty-One Thousand Eight Hundred Seventy-Five Dollars ($51,875)" where it appears therein.

          (e) Coordination With Other Plans. In the event that another defined contribution or defined benefit plan maintained by a Considered Company provides contributions or benefits on behalf of participants in this Plan, such other plan shall be treated as a part of this Plan pursuant to applicable principles prescribed by U.S. Treasury Regulations or applicable IRS rulings (such as Revenue Ruling 81-202 or any successor ruling) to determine whether this Plan satisfies the requirements of Sections 8.5(a), 8.5(b) and 8.5(c) and to avoid inappro priate omissions or inappropriate duplication of minimum contributions. Such determination shall be made upon the advice of counsel by the Committee. In the event a participant is covered by a defined benefit plan which is top-heavy pursuant to Section 416 of the Code, a comparability analysis (as prescribed by Revenue Ruling 81-202 or any successor ruling) shall be performed in order to establish that the plans are providing benefits at least equal to the defined benefit minimum.

          (f) Distributions to Certain Key Employees. Notwithstanding any other provision of this Plan to the contrary, the entire interest in this Plan of each participant who is a five percent (5%) owner (as described in Section
     (416)(i)(A) of the Code determined with respect to the Plan Year ending in the calendar year in which such individual attains age 70 1/2), shall be distributed to such participant not later than the first day of April following the calendar year in which such individual attains age 70 1/2.

          (g) Determination of Top-Heavy Status. The Plan shall be a Top-Heavy Plan for any Plan Year if, as of the Determination Date, the present value of the cumulative accrued benefits under the Plan determined as of the Valuation Date for participants (including former participants) who are Key Employees exceeds sixty percent (60%) of the present value of the cumulative accrued benefits under the Plan for all participants (including former participants) or, if this Plan is required to be in an Aggregation Group, any such Plan Year in which such Group is a Top-Heavy Group.

          In determining Top-Heavy status, if an individual has not performed one (1) Hour of Service for a Considered Company at any time during the five-year period ending on the Determination Date, any accrued benefit for such individual and the aggregate accounts of such individual shall not be taken into account. The accrued benefit of any employee (other than a Key Employee) shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Aggregation Group or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C).

          For purposes of this Section, the capitalized words have the following meanings:

              (i) "Aggregation Group" means the group of plans, if any, that includes both the group of plans that is required to be aggregated and the group of plans that is permitted to be aggregated. The group of plans that is required to be aggregated (the "required aggregation group") includes:

                        A. Each plan of a Considered Company in which a Key
                Employee is a member, including collectively bargained plans, and

                        B. Each other plan, including collectively bargained
                plans, of a Considered Company which enables a plan in which a Key Employee is a member to meet the requirements of either Code
                Section 401(a)(4) or 410.

          The group of plans that is permitted to be aggregated (the "permissive aggregation group") includes the required aggregation group and any plan that is not part of the required aggregation group that the Committee certifies as constituting a plan within the permissive aggregation group. Such plans may be added to the permissive aggregation group only if, after the addition, the aggregation group as a whole continues to meet the requirements of both Code Sections 401(a)(4) and 410.

              (ii) "Determination Date" means for any Plan Year the last day of the immediately preceding Plan Year or in the case of the first Plan Year of the Plan, Determination Date means the last day of such Plan Year.

              (iii) "Key Employee" means an Employee as defined in Code Section 416(i) and the Regulations thereunder. Generally, any Employee or former Employee (as well as each of his Beneficiaries) is considered a Key Employee if he, at any time during the Plan Year or any of the preceding four (4) Plan Years, has been included in one of the following categories:

                    A. an officer of the Employer (as that term is defined
              within the meaning of the Regulations under Code Section 416) having annual Compensation greater than 50 percent of the amount in effect under Code Section 415(b)(1)(A) for any such Plan Year;

                    B. one of the ten Employees having annual Compensation from the Employer for a Plan Year greater than the dollar limitation in effect under Code Section 415(c)(1)(A) for the calendar year in which such Plan Year ends and owning (or considered as owning within the meaning of Code Section 318) both more than one-half percent interest and the largest interests in the Employer;

                    C. a "five percent owner" of the Employer. "Five percent
              owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer, or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, Employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate employers; or

                    D. a "one percent owner" of the Employer having an annual
              Compensation from the Employer of more than $150,000. "One percent owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer, or, in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, Employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate Employers. However, in determining whether an individual has Compensation of more than $150,000, Compensation from each employer required to be aggregated under Code Sections 414(b),
          (c), (m) and (o) shall be taken into account.

          For purposes of this Section, the determination of Compensation shall be based only on Compensation which is actually paid and shall be made by including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the participant under Code Sections 125, 402(e)(3), 402(h), 403(b) or 457, and Employee contributions described in Code Section 414(h)(2) that are treated as Employer contributions.

          (iv) A "Non-Key Employee" means any employee (and any beneficiary of an employee) who is not a Key Employee.

          (v) "Top-Heavy Group" means the Aggregation Group, if as of the applicable Determination Date, the sum of the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in the Aggregation Group plus the aggregate of the accounts of Key Employees under all defined contribution plans included in the Aggregation Group exceeds sixty percent (60%) of the sum of the present value of the cumulative accrued benefits for all employees, excluding former Key Employees as provided in paragraph (i) below, under all such defined benefit plans plus the aggregate accounts for all employees, excluding former Key Employees as provided in paragraph (i) below, under all such defined contribution plans. In determining Top-Heavy status, if an individual has not performed one (1) Hour of Service for a Considered Company at any time during the five-year period ending on the Determination Date, any accrued benefit for such individual and the aggregate accounts of such individual shall not be taken into account. If the Aggregation Group that is a Top-Heavy Group is a permissive aggregation group, only those plans that are part of the required aggregation group will be treated as Top-Heavy Plans. If the Aggregation Group is not a Top Heavy Group, no plan within such group will be a Top-Heavy Plan.

     In determining whether this Plan constitutes a Top Heavy Plan, the Committee (or its agent) will make the following adjustments in connection therewith:

          (vi) When more than one plan is aggregated, the Committee shall determine separately for each plan as of each plan's Determination Date the present value of the accrued benefits (for this purpose using the actuarial assumptions set forth in the applicable plan, and if such assumptions are not set forth in the applicable plan, using the assumptions set forth in this Plan) or account balance. The results shall then be aggregated by adding the results of each plan as of the Determination Dates for such plans that fall within the same calendar year.

          (vii) In determining the present value of the cumulative accrued benefit (for this purpose using the actuarial assumptions set forth in Section 17.12 hereof) or the amount of the account of any employee, such present value or account will include the amount in dollar value of the aggregate distributions made to such employee under the applicable plan during the five-year period ending on the Determination Date unless reflected in the value of the accrued benefit or account balance as of the most recent Valuation Date. The amounts will include distributions to employees which represented the entire amount credited to their accounts under the applicable plan.

          (viii) Further, in making such determination, such present value or such account shall not include any rollover contribution (or similar transfer) initiated by the employee and made after December 31, 1983 to an applicable plan.

                   A. If the rollover contribution (or similar transfer) is initiated by the employee and made to or from a plan maintained by a Considered Company, the plan providing the distribution shall include such distribution in the present value or such account; the plan accepting the distribution shall not include such distribution in the present value or such account unless the plan accepted it before December 31, 1983.

                   B. If the rollover contribution (or similar transfer) is not initiated by the employee or made from a plan maintained by a Considered Company, the plan accepting the distribution shall include such distribution, in the present value or such account, whether the plan accepted the distribution before or after December 31, 1983; the plan making the distribution shall not include the distribution in the present value or such account.

          (ix) Further, in making such determination, in any case where an individual is a Non-Key Employee with respect to an applicable plan but was a Key Employee with respect to such plan for any prior Plan Year, any accrued benefit and any account of such employee shall be altogether disregarded. For this purpose, to the extent that a Key Employee is deemed to be a Key Employee if he or she met the definition of Key Employee within any of the four (4) preceding Plan Years, this provision shall apply following the end of such period of time.

          (x) "Valuation Date" means for purposes for determining the present value of an accrued benefit as of the Determination Date the date determined as of the most recent valuation date which is within a twelve-month period ending on the Determination Date. For the first plan year of a plan, the accrued benefit for a current employee shall be determined either as if the individual (i) terminated service as of the Determination Date or
     (ii) terminated service as of the Valuation Date, but taking into account the estimated accrued benefit as of the Determination Date. The Valuation Date shall be determined in accordance with the principles set forth in Q.&A.T-25 of Treasury Regulations Section 1.416-1.

          (xi) For purposes of this Article, "Compensation" shall have the meaning given to it in Section 8.4(e) of the Plan.

                                 Section 9
                                 ---------
                          Payment of Retirement Income
                          ----------------------------
                               and Other Benefits
                               ------------------

      9.1 Normal Form of Benefits Payment. Except as otherwise specifically provided, payment of a participant's Monthly Retirement Income or Monthly Vested Termination Benefit in accordance with Sections 4 or 6 shall be made to him as follows:

          (a) A participant who has a spouse on the date as of which such payments commence and who has not made an election in accordance with paragraphs (b) and (c) below or Section 9.2 shall receive payments in the form of a joint and survivor annuity and such payments shall be actuarially equivalent to the amount of Monthly Retirement Income or Monthly Vested Termination Benefit otherwise payable to the participant in accordance with Sections 4 or 6 on a life annuity basis. Such joint and survivor annuity shall provide for a reduced Monthly Retirement Income or Monthly Vested Termination Benefit continuing during the participant's lifetime, and upon the participant's death, payment of one-half of such reduced Monthly Retirement Income or reduced Monthly Vested Termination Benefit shall be made to such spouse if he or she is then living. The joint and survivor form of benefit payments described in this paragraph
      (a) will commence to be paid to the participant, if then living, as of his Retirement Date, or in the case of a Vested Terminated Participant, on the date as of which his Monthly Vested Termination Benefits commence. The monthly payments to which a participant's spouse is entitled under this paragraph (a) shall commence as of the first day of the month following the month in which the participant dies and the last such payment shall be made as of the first day of the month in which the spouse dies.

          (b) A participant who has one or more Hours of Service and who is entitled to payment of a Monthly Retirement Income or a Monthly Vested Termination Benefit and who has a spouse on the date as of which such benefit payments commence shall receive payments in the form of a joint and survivor annuity pursuant to paragraph (a) above unless such spouse has consented to an election to waive the joint and survivor annuity pursuant to Section 9.3 below.

          (c) A participant who does not qualify for a joint and survivor annuity under paragraphs (a) and (b) above, or a participant who prior to the date as of which his payments commence elects in accordance with
      Section 9.3 not to receive a Monthly Retirement Income or a Monthly Vested Termination Benefit in the form of a joint and survivor annuity, shall receive a Monthly Retirement Income or a Monthly Vested Termination Benefit in accordance with Sections 4 or 6, whichever applies, on a single life annuity basis as described in Section 4.1.

          (d) The joint and survivor annuity and any pre-retirement survivor annuity requirements under this Plan will apply to benefits in which the participant was vested immediately prior to his or her death. A joint and survivor annuity shall be provided to an unmarried participant unless elected otherwise within 90 days ending on the annuity starting date. The joint and survivor annuity for an unmarried participant shall be an annuity for the participant's life. A joint and survivor annuity shall also be provided for a participant who does not die prior to the annuity starting date. The annuity starting date shall be defined as the first day of the first period for which an amount is payable as an annuity or in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitles the recipient to such benefit.

      A former participant who is entitled to a Monthly Vested Termination Benefit shall only be entitled to a benefit payable under this Section 9.1 and shall not be entitled to elect any of the options described in the remainder of this Section 9. Each such former participant shall in all cases commence such payment no later than the first day of the month following the month in which he attains age 65.

      9.2 Optional Forms of Monthly Benefits. In lieu of the normal forms and amounts of Monthly Retirement Incomes specified in Section 9.1 and subject to the provisions of Sections 9.1(b) and 9.3, a participant may elect a Monthly Retirement Income of an actuarially equivalent value in one of the following optional forms:

          (a) A Ten-Year Certain and Continuous Option providing the participant with an amount of Monthly Retirement Income until his death with the provision that if the participant dies before 120 monthly payments are made there shall be a continuing payment of the same amount to a beneficiary or beneficiaries designated by him for the balance of such 120 payments.

          (b) A Contingent Annuitant Option providing the participant with an amount of Monthly Retirement Income until his death, with the provision that a payment of the same monthly amount or 75 percent, 50 percent or 25 percent of that monthly amount (as the par ticipant elects) will be made to his surviving contingent annuitant (designated by the participant) for life.

          (c) A Reversionary Contingent Annuitant Option with the participant's spouse as the contingent annuitant providing the participant with a reduced amount of Monthly Retirement Income with the provision that if the participant predeceases his spouse, payment of the same monthly amount or 75 percent, 50 percent or 25 percent of that monthly amount (as the participant elects) shall be made to his surviving spouse for life and if the participant's spouse predeceases the participant, the participant's Monthly Retirement Income shall revert to a single life annuity basis commencing with the first day of the month next following the month in which such spouse dies.


          (d) A Level Income Option providing a participant who retires early pursuant to Section 4.4 with an increased amount of retirement income up to age 62 or age 65 if he retires prior to age 62, or up to age 65 if he retires after age 62, at which time the amount of his retirement income shall be decreased commencing with the first day of the month following the month in which he attains either age 62 or 65. The amount of decrease at age 62 or age 65, whichever is applicable, shall be equal to the amount of his Old Age Insurance benefit under the Social Security Act as estimated by the Plan Committee, to which the participant will then be entitled.

          (e) A Level Income Option in conjunction with one of the optional forms of payment described in paragraphs (a), (b) or (c) above, providing the participant with an amount of Monthly Retirement Income determined in accordance with paragraph (d) above except that the monthly amount otherwise payable to the participant during his life under paragraph (d) will be further reduced at the time of his retirement to provide for a continuation of monthly payments, commencing with the first day of the month next following the month in which the participant dies, in accordance with paragraphs (a), (b) or (c) above (as the participant elects).

          (f) Other Optional forms may be elected by a participant with the approval of the Plan Committee and in accordance with the rules adopted by the Plan Committee for this purpose.

          (g) Notwithstanding the provisions of paragraphs (b), (c), (e) and (f) above, the options reflected in said paragraphs shall not be available unless the actuarial value of the amounts paid to the participant shall be more than 50 percent of the actuarial value of the total payments to be made to the participant and to his beneficiaries; provided, however, that this limitation shall not be applicable where all the following conditions are satisfied:

              (i)   The beneficiary is the participant's spouse;

              (ii) The distribution is in the form of periodic payments starting with the participant's retirement; and

              (iii) Each payment made to the spouse can be no greater than each payment made to the participant.

      9.3 Election and Discontinuance of Options. An election by a Participant of an optional form of Monthly Retirement Income specified in Section 9.2 shall be subject to the following:

          (a) An election of an option must be in writing signed and dated by the Participant, and filed with the Plan Committee.

          (b) Unless otherwise provided in this Section 9.3, a Participant's benefits under the Plan shall commence on his Retirement Date, which shall be the effective date of such option.

          (c) Any election to waive the joint and survivor annuity under Section 9.1(b) above and to elect benefits payable under Sections 9.1(c) or 9.2 above shall not be effective unless:

          (i) the spouse of the participant consents in writing to such election and acknowledges the effect of such election on forms provided by and filed with the Plan Committee and witnessed by a plan representative or a notary public; or

          (ii) it is established that there is no spouse, the spouse cannot be located, or under such other circumstances as may be provided by regulations prescribed by the Code.

      The election must be filed during the period described in paragraph (d) below for married participants and may be changed or revoked in writing by the participant at any time during such period. The number of revocations shall not be limited. The election may be revoked but not changed by the participant without consent of the participant's spouse in accordance with this paragraph. Any consent by a spouse pursuant to this paragraph shall be irrevocable and shall be effective only with respect to such spouse.

      Notwithstanding anything in this Section 9.3 to the contrary, an election to waive the joint and survivor annuity under Section 9.1(b) above shall not be required where the participant elects a 50 percent, a 75 percent, or 100 percent Contingent Annuitant Option in accordance with Section 9.2(b) with his spouse as the surviving contingent annuitant.

      (d) A Participant may elect an option under Sections 9.1 and 9.2 at any time prior to his Retirement Date.

      In all events a married participant must make the election to waive the joint and survivor annuity pursuant to paragraph (c) above within the 90-day period ending on the participant's "annuity starting date." For purposes of this Section, the "annuity starting date" means the first day of the first period for which an amount is paid as an annuity, or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the participant to such benefit.

      Within a reasonable period of time before the "annuity starting date," the married participant shall be provided with a written notification, in nontechnical terms, of the terms and conditions of the joint and survivor annuity and the effect of electing not to receive it, including the financial effect upon the participant's annuity in terms of dollars per annuity payment, the participant's right to make, and the effect of, an election under paragraph
(c) to waive the joint and survivor annuity form of benefit, and the rights of the participant's spouse and the right to make, and the effect of, a revocation of an election under paragraph (c).

      If a married Participant does not elect a benefit payment form other than the joint and survivor annuity during this 90 day period, he shall be deemed to have elected the joint and survivor annuity. If the married Participant does not elect out of another benefit payment form back into the joint and survivor annuity during this 90 day period, he shall be deemed to have elected to receive the other benefit payment form. If a married Participant elects out of a benefit payment form other than the joint and survivor, he may only elect into a joint and survivor benefit in which case he may thereafter, within the election period, only change his election in the manner set forth in paragraph (c) to a single life annuity.

          An unmarried individual may also elect out of a benefit payment form other than a single life annuity during such 90 day period ending on the participant's "annuity starting date." In lieu of his prior election he may elect only the single life annuity provided in Section 9.1(c) and he may thereafter not elect any other payment form.

          (e) A Participant who has elected an option may revoke or change it at any time prior to the effective date of the option by written election filed with the Plan Committee. A revocation or change of an option may be made without the consent of any person the Participant had designated in the option; provided, however, that any revised election shall be subject to the requirement of paragraph (c) above. A Participant may revoke an election of one of the options set forth in Sections 9.1 and 9.2 on or after the effective date of the option only with the approval of the Plan Committee.

          (f) If a Participant who had elected an optional form of monthly benefit under Sections 9.1(c) and 9.2 dies before the effective date of the option, the option elected will be cancelled automatically and no benefits will be paid to any person under the option except as provided in Sections and 9.4 and 9.5.

          (g) If a Participant elects a Ten Year Certain and Continuous Option under Section 9.2(a) or in conjunction with Sections 9.2(d) or 9.2(e) and the person designated by him under the option dies after the effective date of the option with the Participant still then living, the option shall remain in effect and the Participant may designate another person or persons to receive any benefits payable under the option after his death.

          (h) If the Participant elects a Contingent Annuitant Option under
      Section 9.2(b) or in conjunction with Sections 9.2(d) or 9.2(e) and the person designated by him dies before the effective date of the option, the option elected will be cancelled automatically and the Participant's Monthly Retirement Income will be paid to him under the normal form unless a new election can be and is made for the Participant.

          (i) If a Participant elects a Contingent Annuitant Option under
      Section 9.2(b) or in conjunction with one of the optional forms of payment described in Sections 9.2(d) or 9.2(e) and the person designated by him dies after the effective date of the option, payments under the option then being made to the Participant shall continue for the remainder of the Participant's life.

      9.4 Spouse's Retirement Income Benefit. A Spouse's Retirement Income Benefit in an amount determined below will be payable with respect to the "Eligible Surviving Spouse" (as defined below) of a Participant who:

          (a) dies after completion of 5 or more years of Vesting Service and before his Normal Retirement Date (or, if applicable, his Late Retirement
      Date) while employed by an Employer and after attaining age 50, or

          (b) dies after completion of 20 or more years of Vesting Service while employed by an Employer, or

          (c) dies after his Disability Termination Date while receiving benefits from the Hourly Disability Plan, after completing 10 or more years of Vesting Service pursuant to Section 17.1(a)(viii), and before his Normal Retirement Date.

      A Participant's "Eligible Surviving Spouse" means the person to whom the Participant was married on the date of his death.

     The Spouse's Retirement Income Benefit shall be a monthly amount payable for life to the Participant's Eligible Surviving Spouse and shall be equal to fifty percent (50%) of the Monthly Retirement Income that would have been payable to the Participant in accordance with Section 9.1(a) if the Participant had retired on the date of his death and had commenced to receive benefits on the first day of the month next following the month in which his death occurred and based upon his Benefit Service as of the date of his death. Such Benefit shall commence on the first day of the month following the month in which the Participant's death occurred.

     This Section shall also be applicable to any Participant, as defined in
Section 2, who works beyond his Normal Retirement Date and who dies prior to his Late Retirement Date.

     A Spouse's Retirement Income Benefit will also be paid to an Eligible Surviving Spouse of any Participant who dies on or after his Normal Retirement Age or his Early Retirement Date and prior to commencement of receipt of benefits hereunder, if his Eligible Surviving Spouse would be otherwise deprived of a benefit hereunder of at least a monthly amount, or the equivalent thereof, equal to the Spouse's Retirement Income Benefit. If the Eligible Surviving Spouse takes under this Section, all other optional forms of benefits and other Beneficiaries and/or contingent annuitants shall be revoked.

     A vested participant may elect with the consent of his or her Eligible Surviving Spouse not to take the Spouse's Retirement Income Benefit and may also revoke an election not to take the Spouse's Retirement Income Benefit or choose again to take such benefit at any time or any number of times within the applicable election period. The election period shall be from the first day of the Plan year in which the participant attains age 35 until the participant's death. If a vested participant dies before the annuity starting date, the Eligible Surviving Spouse must be able to receive the Spouse's Retirement Income Benefit no later than the date at which the participant would have reached the Plan's earliest retirement age.

      9.5 Surviving Spouse Benefit.

          (a) Subject to the provisions of this Section 9.5, a Surviving Spouse Benefit in an amount determined below will be payable with respect to a participant's Eligible Surviving Spouse as defined in Section 9.4 with respect to a participant who dies after completion of 5 or more years of Vesting Service and before commencement of his Monthly Retirement Income or his Monthly Vested Termination Benefit. The amount of the Surviving Spouse Benefit shall be equal to:

              (i) in the case of a participant who dies after the first day on which the participant would have attained his Early Retirement Date, the amount that would have been paid to the Eligible Surviving Spouse had the participant retired on the day preceding his date of death and had then immediately commenced receiving benefits pursuant to Section 9.1(a) in the form of a joint and survivor annuity;

              (ii) in the case of a participant who dies on or before the first day on which the participant would have attained his Early Retirement Date, the amount that would have been paid to the Eligible Surviving Spouse pursuant to Section 9.1(a) in the form of a joint and survivor annuity had the participant:

                   (A) separated from service on the date of his death (if an active employee);

                   (B) survived to the first day on which he would have
              attained his Early Retirement Date; and

                   (C) died on the day after the first day on which he would
              have attained his Early Retirement Date.

          A Surviving Spouse Benefit shall be payable to the Eligible Surviving Spouse on the first day of the month next following the month in which the participant would have first attained his Early Retirement Date.

          (b) The Plan shall fully subsidize the costs of the Surviving Spouse Benefit in the case of a participant who satisfies the provisions of paragraph (a) and who dies while in the employ of the Company or an Employer. In the case of a participant who satisfies the provisions of paragraph (a) and who is no longer in the employ of the Employer immediately prior to the commencement of Monthly Vested Termination Benefits, the Monthly Vested Termination Benefit of such participant shall be reduced for each complete twelve month period in which such participant had not elected to waive the Surviving Spouse Benefit as provided in paragraph (c) beginning with the first day of the month in which the participant separates from service in the following manner: one-tenth of one percent for each complete twelve month period until age 45, two-tenths of one percent for each complete twelve month period beginning with the first day of the month in which the participant attains age 45 until age 55, and five-tenths of one percent for each complete twelve month period beginning with the first day of the month in which the participant attains age 55 until commencement of payment of benefits. Such reduction shall only apply for each complete twelve month period in which no election to waive the Surviving Spouse Benefit is in effect under paragraph (c).

          (c) Participants who are entitled to a Monthly Vested Termination Benefit payable under Sections 6.1 and 6.2 may elect to waive the Surviving Spouse Benefit as provided in this paragraph (c). With regard to the election, the Plan Committee shall provide each participant within the applicable period, with respect to each participant (and consistent with regulations), a written explanation of the Surviving Spouse Benefit. For purposes of this paragraph, the term "applicable period" means, with respect to a participant, whichever of the following periods ends last:

              (i) the period beginning with the first day of the Plan Year in which the participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the participant attains age 35;

              (ii) a reasonable period after the individual becomes a participant;

              (iii) a reasonable period ending after the Plan no longer fully subsidizes the cost of the Surviving Spouse Benefit with respect to the participant;

              (iv) a reasonable period ending after Code Section 401(a)(11) applies to the participant; or

              (v) a reasonable period after separation from service in the case of a participant who separates before attaining age 35. For this purpose, the Plan Committee must provide the explanation beginning one year before the separation from service and ending one year after such separation. If such a participant thereafter returns to employment with the Employer, the applicable period for such participant shall be redetermined.

          For purposes of applying this Section, a reasonable period ending after the enumerated events described in paragraphs (ii), (iii) and (iv) is the end of the two year period beginning one year prior to the date the applicable event occurs, and ending one year after that date.

          Such election to waive the Spouse's Survivor Annuity must be made on forms provided by and filed with the Plan Committee and shall not be effective unless:

              (i) the Eligible Surviving Spouse of the participant consents to and acknowledges the effect of such election on forms provided by the Plan Committee and witnessed by a plan representative or a notary public; or

              (ii) it is established that there is no spouse, the spouse cannot be located, or under such other circumstances as may be provided by regulations prescribed by the Code.

          Such election may be filed at any time beginning with the Employment Termination Date and ending with the date of the participant's death and may be changed or revoked in writing by the participant at any time until the date of the participant's death. The election may be revoked but not changed by the participant without the consent of the participant's spouse in accordance with this paragraph. Any consent by a spouse pursuant to this paragraph shall be irrevocable and shall be effective only with respect to such spouse.

          As soon as practicable after the Employment Termination Date, the participant shall be provided with a written notification, in nontechnical terms, of the terms and conditions of the Surviving Spouse Benefit and the effect of electing not to receive it, including the financial effect upon the participant's annuity, the participant's right to make, and the effect of an election to waive the Surviving Spouse Benefit, the rights of the participant's spouse, and the effect of a revocation of an election.

          The Monthly Vested Termination Benefit payable to a participant who elects to waive the Surviving Spouse Benefit shall not be reduced as provided by paragraph (b) above for the period covered by such election.

          (d) An Eligible Surviving Spouse who is entitled to payment of benefits under Section 9.4 shall not be entitled to payment of benefits under this Section 9.5.

          (e) The provisions of this Section 9.5 shall apply to any participant who has at least one Hour of Service who dies before the commencement of benefits.

     9.6  Special Payment Limitations.

          (a) Unless an election by a participant to defer payment is approved by the Plan Committee, payment of benefits under the Plan to a participant shall commence not later than the 60th day after the latest of the end of the calendar year in which:

              (i)   The participant attains age 65 years;

              (ii) The tenth anniversary of the year in which the participant commenced participation in the Plan occurs; or

              (iii) The participant terminates his employment with all the Employers.

          (b) Notwithstanding anything in this Section 9 to the contrary, in no event shall payment of benefits under the Plan to a participant commence later than the date the participant attains age 70 1/2 or if later, in the case of a participant who is not a Key Employee in a Top Heavy Plan as described in Section 8.5, the date he retires.

          (c) A participant who commences to receive benefits, notwithstanding anything in paragraphs (a) and (b) to the contrary, the entire interest of a participant under the Plan must be distributed:

              (i)  not later than the Required Beginning Date; or

              (ii) commencing not later than the Required Beginning Date, in accordance with applicable regulations under the Code, over the life of such participant or over the lives of such participant and a designated beneficiary.

          The Required Beginning Date shall mean April 1 of the calendar year following the later of:

              (i) the calendar year in which the participant attains age 70 1/2; or

              (ii) in the case of a participant who is not a 5-percent owner (as defined in Section 416 of the Code), the calendar year in which the participant retires under the Plan.

          If a participant dies before his entire interest under the Plan has been distributed to him, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of his death.

          (d) Payment of a participant's Monthly Retirement Income or Monthly Vested Termination Benefit has not commenced prior to the date of the participant's death and payments are to be made to the Eligible Surviving Spouse as provided in Sections 9.4 and 9.5, amounts payable shall be distributed to the Eligible Surviving Spouse (in accordance with regulations under the Code) over the life of the spouse.

          (e) A distribution under this Plan shall not be made to a participant without his consent when the Accrued Benefit under this Plan is in excess of $3,500. An Accrued Benefit is immediately distributable if any part of the benefit may be distributed to the participant before the later of normal retirement age or age 62. This provision does not apply after the death of the participant.

     9.7 Payment of Small Amounts. If upon his retirement or other termination of employment the lump sum actuarially equivalent value of the portion of a participant's or Eligible Surviving Spouse's monthly benefits attributable to Employer Contributions does not exceed $3,500, the Plan Committee, in its discretion, may direct that a lump sum payment equal to the lump sum actuarially equivalent value of such monthly benefits be paid to the participant or Eligible Surviving Spouse. The lump sum actuarial equivalent value of the participant's accrued benefits shall be determined as of the date of the distribution and by using an interest rate not greater than the interest rate which would be used by the Pension Benefit Guaranty Corporation at the beginning of the Plan Year for determining lump sum distributions on plan termination. A partial or total distribution may not be made after the annuity starting date regardless of the present value of the nonforfeitable accrued benefit without appropriate Eligible Surviving Spouse's consent, if such benefit exceeds $3,500.

     A participant who is re-employed by the employer after a termination of employment may repay any benefit he has received under the Plan before the earlier of five years after the first date on which the participant is subsequently re-employed by the Employer or the close of the first period of five consecutive one-year breaks in service commencing after the participant's withdrawal of benefits.

      9.8 Designation of Beneficiaries. Subject to the provisions of Section 9.1(b), each participant may, from time to time and in accordance with rules established by the Plan Committee, designate any Beneficiary or Beneficiaries (who may be designated concurrently, contingently or successively) to whom any death benefits payable on behalf of such participant are to be distributed (other than any portion of a survivor's annuity payable to the participant's spouse under Sections 9.1(a), 9.4 or 9.5 or any death benefits payable to the participant's spouse or any other person pursuant to an option in effect at the time of his death pursuant to Section 9.2). A beneficiary designation will be effective only when it is signed, dated and filed with the Plan Committee while the participant is still alive and will cancel all Beneficiary forms previously signed and filed by the participant. Subject to the provisions of Section 9.1(b), a participant's Beneficiary designation in effect under a Predecessor Plan immediately before the Effective Date shall be deemed a valid Beneficiary designation filed with the Plan Committee under this Plan unless and until the participant revokes such Beneficiary designation or makes a new Beneficiary designation under this Plan. The term "Beneficiary" as used in the Plan means the person or persons, trust(s), estate(s), or other entity(ies) to whom a deceased participant's benefits are payable under this Section.

     No deferral of commencement of benefits elected under this Section shall be permitted unless the present value of the benefits payable to the participant at the end of the deferral period pursuant to the payment option elected by the participant shall be more than 50% of the present value of benefits payable to the participant and his beneficiaries, subject to the qualifications established in Section 9.2(b) of the Plan. If a participant elects to defer payment of benefits as permitted in this Section, such election shall be filed in writing with the Committee no earlier than 90 days prior to age 65 and no later than 60 days prior to such age and must be accompanied by an election of a payment option pursuant to which benefits shall be payable to the participant and his beneficiaries at the end of such deferral period. Such payment option shall, when accepted by the Committee, be irrevocable. Provided, however, that no election under this paragraph shall be accepted for consideration from any participant unless and until the Committee adopts rules permitting and implementing such deferral elections. Such rules shall specify, with such particularity as the Committee in its discretion deems appropriate, the nature and terms of deferral elections available to participants together with any election or approval procedure deemed appropriate by the Committee which is consistent with this paragraph.

      9.9 Salaried Employees Transferred to Hourly Basis. The benefits payable to a participant who was a salaried employee prior to the date his participation under this Plan commenced and who is otherwise entitled to a benefit under a salaried pension plan maintained by the Corporation or its subsidiaries (the "Salaried Plan") with respect to his participation in this Plan and his participation in the Salaried Plan shall be the greater of:

          (a) The Monthly Retirement Income or Monthly Vested Termination Benefit under this Plan which is attributable to Regular Benefits computed on the basis of all Benefit Service accrued under the Salaried Plan and this Plan; or

          (b)  The sum of:

               (i) The Monthly Retirement Income or Monthly Vested Termination Benefit which is attributable to Regular Benefits under this Plan computed on the basis of his Benefit Service solely attributable to his service with the Corporation and its Subsidiaries on and after the date his participation in this Plan commenced; and

               (ii) His Basic Benefits under the Salaried Plan determined on the basis of his Benefit Service accrued under the Salaried Plan prior to the date his participation in this Plan commenced which Basic Benefits shall be computed on the basis of the provisions of the Salaried Plan as in effect on the date he ceased to be a salaried employee actively participating thereunder and based upon his final or annual highest compensation during his status as either a salaried or hourly employee.

     There shall be no duplication of Benefits for the same period of time, and if paragraph (a) above is applicable, the benefits payable hereunder shall be reduced by the benefits payable under the Salaried Plan. A participant subject to this Section 9.9 must retire under both the Salaried Plan and this Plan at the same time, must elect the same form of pension payments, must name the same beneficiaries and must make all other elections in the same manner under both the Salaried Plan and this Plan. If such participant qualified as a Prior Employer Participant under the Salaried Plan, he shall be considered a Prior Employer Participant under this Plan to the same extent as under the Salaried Plan.

      9.10 Payment of Distribution Directly to Eligible Retirement Plan. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

      9.11 Definitions.

           (a) Eligible Rollover Distribution. An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9)
     of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (b) Eligible Retirement Plan. An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

          (c) Distributee. A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
     Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

          (d) Direct Rollover. A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                                  Section 10
                                  ----------
                                 Reemployment
                                 ------------

      10.1 Reinstatement of Participation. If a former participant is reemployed by an Employer or if a participant who is receiving or is entitled to receive a Monthly Retirement Income or Monthly Vested Termination Benefit is reemployed by an Employer or a Subsidiary (referred to below as a "rehired employee") and meets the eligibility requirements described in Section 2 (except
Section 2(b)) on or after the date of his reemployment, he shall become an active participant on the first date he meets such requirements.

      10.2 Determination of Benefits. If a rehired employee is reinstated in accordance with Section 10.1, no benefits shall be payable to him under the Plan after his reinstatement and during the period of his reemployment. Benefits payable to a retired employee after his period of reemployment ends shall be determined in accordance with the provisions of the Plan as in effect as of the date his reemployment ends, but if the Benefit Service to which he was entitled at the time of his initial termination of employment for the purpose of computing the amount of any benefit payable to him under the Plan has been added to his Benefit Service earned for that purpose after his reemployment pursuant to Section 17.3, such benefits shall be reduced by the actuarial equivalent value of any benefits previously paid to him under the Plan.

                                  Section 11
                                  ----------
                            Employer Contributions
                            ----------------------

      11.1 Employer Contributions. The Employers will contribute to the Plan from time to time such amounts as shall be determined by the "Qualified Actuary" (as defined in Section 17.11) at least sufficient to meet the normal costs for the Plan and to amortize the past service liability of the Plan over the amortization period required by applicable funding requirements imposed by federal law. In no event shall the Employer Contributions for any year exceed the amount which is deductible by the Employers for tax purposes for that year. Nothing in this Section 11.1 shall be deemed to prevent the Employers from making contributions to the Trust Fund in an amount which is greater than the amount which is required to be contributed in accordance with this Section 11.1. No participant will be required or permitted to make any contributions to this Plan.

      11.2 Application of Forfeitures. Benefits that would have been payable to a participant if his employment with the Employers had not terminated before he was eligible to receive a Monthly Retirement Income or a Monthly Vested Termination Benefit and any benefits that would have been payable to such participant or to any other person but for the participant's death shall not be applied to increase the benefits of any other participants or of any other person entitled to benefits under the Plan.

                                  Section 12
                                  ----------
                              The Plan Committee
                              ------------------

      12.1 Membership. The Plan Committee shall consist of three or more members appointed by the Corporation.

      12.2 Plan Committee's General Powers, Rights and Duties. The Plan Committee, which is established by and derives its authority from the Corporation, is (except as otherwise provided in this Plan), as respects the rights and obligations of all parties with an interest in this Plan, given the powers, rights and duties specifically stated elsewhere in the Plan, the Trust Agreement or any other document, and in addition is given the following powers, rights and duties:

          (a) To determine all questions concerning administration and management arising under the Plan, including the power to determine the rights or eligibility of employees or participants and any other persons, and the amounts of their benefits under the Plan, and to remedy ambiguities, inconsistencies or omissions.

          (b) To adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan and Trust Agreement.

          (c) To enforce the Plan in accordance with the terms of the Plan and the Trust Agreement and in accordance with the rules and regulations adopted by the Plan Committee as above.

          (d) To direct the Trustee as respects payments or distributions from the Trust Fund in accordance with the provisions of the Plan.

          (e) To furnish the Employers with such information as may be required by them for tax or other purposes as respects the Plan.

          (f) To employ or designate agents, attorneys, accountants, actuaries or other persons (who also may be employed by any Employers, the Fund Committee or the Trustee), and to allocate or delegate to them such powers, rights and duties as the Plan Committee may consider necessary or advisable to properly carry out the administration of the Plan, provided that such allocation or delegation and the acceptance thereof by such agents, attorneys, accountants, actuaries or other persons, shall be in writing.

      12.3 Manner of Action. During any period in which two or more Plan Committee members are acting, the following provisions apply where the context admits:

          (a) The Plan Committee members may act by meeting or by writing signed without meeting, and may sign any document by signing one document or concurrent documents.

          (b) An action or a decision of a majority of the members of the Plan Committee as to a matter shall be as effective as if taken or made by all members of the Plan Committee.

          (c) A Plan Committee member by writing may delegate any or all of his rights, powers, duties and discretions to any other Plan Committee member, with the consent of the latter.

          (d) If, because of the number qualified to act, there is an even division of opinion among the Plan Committee members as to a matter, a disinterested party selected by the Plan Committee shall decide the matter and such party's decision shall control.

          (e) Except as otherwise provided by law, no member of the Plan Committee shall be liable or responsible for an act or omission of the other Plan Committee members in which the former has not concurred.

          (f) The certificate of the Secretary of the Plan Committee or of a majority of the Plan Committee members that the Plan Committee has taken or authorized any action shall be conclusive in favor of any person relying on the certificate.

      12.4 Information Required by Plan Committee. The Employers shall furnish the Plan Committee with such data and information as the Plan Committee may deem necessary or desirable in order to administer the Plan. The records of the Employers as to an employee's or participant's period or periods of employment, termination of employment and the reason therefor, leave of absence, reemployment and the reason therefor, and earnings will be conclusive on all persons unless determined to the Plan Committee's satisfaction to be incorrect. Participants and other persons entitled to benefits under the Plan also shall furnish the Plan Committee with such evidence, data or information as the Plan Committee considers necessary or desirable to administer the Plan.

      12.5 Plan Committee Decision Final. Subject to applicable law and the provisions of Section 12.6, any interpretation of the provisions of the Plan and any decision on any matter within the discretion of the Plan Committee made by the Plan Committee in good faith shall be binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known and the Plan Committee shall make such adjustment on account thereof as it considers equitable and practicable.

      12.6 Review of Benefit Determinations. The Plan Committee will provide notice in writing to any participant, Beneficiary or other person whose claim for benefits under the Plan is denied and the Plan Committee shall afford such participant, Beneficiary or other person a full and fair review of its decision, if so requested.

      12.7 Uniform Rules. The Plan Committee shall administer the Plan on a reasonable and nondiscriminatory basis and shall apply uniform rules to all participants similarly situated.

      12.8 Payment of Expenses. All expenses of administration may be paid out of the Trust Fund unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Plan Committee, including, but not limited to, fees of accountants, counsel, and other specialists and their agents, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Trust Fund. However, the Employer may reimburse the Trust Fund for any administration expense incurred.

                                 Section 13
                                 ----------
                           Relating to the Employers
                           -------------------------

      13.1 Action by Employers. Any action required or permitted of an Employer under the Plan shall be by resolution of its Board of Directors, by a duly authorized committee of its Board of Directors, or by a person or persons authorized by resolution of its Board of Directors or by resolution of such committee.

      13.2 Additional Employers. Any subsidiary that is not an Employer may adopt the Plan and become an Employer under the Plan and a party to the Trust
Agreement:

          (a) By filing with the Plan Committee, the Fund Committee and the Trustee a certified copy of a resolution of the Board of Directors of the subsidiary providing for its adoption of the Plan; and

          (b) By filing with the Plan Committee, the Fund Committee and the Trustee a certified copy of a resolution of the Board of Directors of the Corporation consenting to the adoption of the Plan by such subsidiary.

      13.3  Restrictions as to Reversion of Trust Assets to Employers.
Except as to contributions and premiums paid as a result of actuarial error, the Employer shall have no right, title or interest in the assets of the Trust Fund, nor will any part of the assets of the Trust Fund at any time revert or be repaid to an Employer, unless the Internal Revenue Service initially determines that the Plan, as applied to any Employer that had not maintained a Predecessor Plan, does not meet the requirements of a "qualified plan" under the Code, or unless all fixed and contingent liabilities or obligations to or on account of persons entitled to benefits under the Plan shall have been paid or provided for in full and assets remain in the Trust Fund.

Notwithstanding the foregoing, contributions may, at the Plan Committee's option, revert back to the Employer if such contributions were made pursuant to their tax deductibility by the Employer and such contributions were subsequently found not to be deductible. All reversions pursuant to this Section 13.3 shall be limited in amount, circumstances and timing to the provisions of Section 403(c) of the Act, and no such reversion shall be allowed if, solely on account of such reversion, the Plan would cease to be a qualified plan pursuant to
Section 401(a) of the Code.

                                  Section 14
                                  ----------
                              General Provisions
                              ------------------

      14.1 Notices. Each person entitled to benefits under the Plan must file in writing with the Plan Committee such person's post office address and each change of post office address. Any communication, statement or notice addressed to any such person at the last post office address filed with the Plan Committee will be binding upon such person for all purposes of the Plan, and none of the Plan Committee, the Employers or the Trustee shall be obligated to search for or ascertain the whereabouts of any such person. Any notice or document required to be given to or filed with the Plan Committee shall be considered as given or filed if delivered or mailed by registered mail, postage prepaid, to Employee Benefits Plans Committee in care of Sterling Chemicals, Inc., P.O. Box 1311, 201 Bay Street, Texas City, Texas 77590.

      14.2 Waiver of Notice. Any notice required under this Plan may be waived by the person entitled to notice.

      14.3 Absence of Guaranty. Neither the Plan Committee nor any Employer in any way guarantees the Trust Fund or any other fund from loss or depreciation, nor guarantees any payment to any person. The liability of the Employers, the Trustee or the Plan Committee to make any payment under the Plan will be limited to the assets held by the Trustee which are available for that purpose.

      14.4 Employment Rights. The Plan does not constitute a contract of employment, and participation in the Plan will not give any participant the right to be retained in the employ of the Employers, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued and vested under the terms of the Plan.

      14.5 Interests Not Transferable. Except as may be required by the tax withholding provisions of the Code, Section 401(a)(13)(B) of the Code dealing with Qualified Domestic Relations Orders, or of a state's income tax act, and except (to the extent permitted by law) as to any debt owing to the Trustee, the interests of any person under this Plan, under the Trust Agreement are not subject to the claims of their creditors and may not be voluntarily or involuntarily sold, transferred, alienated, assigned or encumbered.

      14.6 Facility of Payment. When a person entitled to benefits under the Plan is under a legal disability, or, in the Plan Committee's opinion, is in any way incapacitated so as to be unable to manage his financial affairs, the Plan Committee may direct that all or part of the benefits to which such person otherwise would be entitled shall be made to such person's legal representative, or to a relative or friend of such person for such person's benefit, or the Plan Committee may direct the application of such benefits for the benefit of such person. If the Plan Committee receives proper authorization by a participant or any other person entitled to benefits under the Plan, and unless and until the Plan Committee is notified or becomes aware that such authorization no longer is in effect, the Plan Committee may direct that periodic deposits of the benefits which otherwise would be payable directly to the participant shall be made into a savings or checking account established in his name at a bank or other financial institution. Any payment made in accordance with the provisions of this Section 14.6 shall be a full and complete discharge of any liability for such payment under the Plan.

      14.7 Gender and Number. Where the context admits, words denoting the masculine gender shall include the feminine and neuter genders, the singular shall include the plural, and the plural shall include the singular.

      14.8 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

      14.9 Controlling State Law. To the extent not superseded by the laws of the United States, the laws of Texas shall be controlling in all matters relating to the Plan.

      14.10 Severability. In case any provisions of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if such illegal and invalid provisions had never been set forth in the Plan.

                                 Section 15
                                 ----------
                     Amendment, Termination or Plan Merger
                     -------------------------------------

      15.1 Amendment. While the Employers expect and intend to continue the Plan, the Corporation reserves the right to amend or modify, retroactively or prospectively, the Plan from time to time, subject to the following:

          (a) No such amendment or modification, except as may be required by the Internal Revenue Service for the purpose of meeting the conditions for qualification or for tax deduction under Sections 401 through 415 and
      Section 501 of the Code or any applicable regulations or court decisions thereunder, or as may be required by ERISA or any other state or federal law shall alter the operation of the Plan as it applies to employees with whom or with whose representatives a written agreement respecting such Plan has been made in contravention of the provisions of any such agreement pertaining to retirement income benefits, during the term of any such agreement.

          (b) Except as provided in Section 13.3, under no condition shall any amendment result in the return or repayment to any Employer of any part of the Trust Fund or the income therefrom, or result in the distribution of the Trust Fund for the benefit of anyone other than employees and former employees of the Employers and any other persons entitled to benefits under the Plan.

      15.2 Approvals for Establishment of Plan. The Plan as established herein is contingent upon obtaining the approval of the Corporation's Board of Directors, and if the approvals of the Internal Revenue Service of this Plan as provided in Section 15.3 are not obtained, this Plan shall no longer be effective.

      15.3 Internal Revenue Service Approval. This Plan is contingent upon, and subject to obtaining and maintaining such approvals of the Internal Revenue Service as may be necessary to establish:

          (a) That the Plan meets the requirements of Sections 401, 410, 411, 415 and other applicable provisions of the Code, as amended, and regulations thereunder, as now in effect or hereafter amended or adopted;

          (b) That any Trust established under the Plan is entitled to exemption from federal income tax under Section 501(a) and other applicable provisions of the Code and regulations thereunder; and

          (c) That any contributions made by the Employers under the Plan shall be deductible for federal income tax purposes under Section 404 and other applicable provisions of the Code and regulations thereunder.

      Any modification or amendment of the Plan may be made retroactively, if necessary or appropriate, to qualify or maintain the Plan as a plan and trust or trusts meeting the requirements of

Sections 401, 404, 410, 411, 415 and 501 or other applicable provisions of the Code and regulations thereunder.

      15.4 Termination. The Plan will terminate as to all Employers on any date specified by the Corporation if 30 days' advance written notice of the termination is given to the Plan Committee, the Trustee and the other Employers. The Plan shall terminate as to an individual Employer on the first to occur of the following:

          (a) The date it is terminated by the Board of Directors of that Employer.

          (b) The date the Employer completely discontinues its contributions under the Plan.

          (c) The date that Employer is judicially declared bankrupt or insolvent.

          (d) The dissolution, merger, consolidation or reorganization of that Employer, or the sale by that Employer of all or substantially all of its assets, except that:

              (i) In any such event arrangements may be made with the consent of the Corporation whereby the Plan may be continued by any successor to that Employer or any purchaser of all or substantially all of its assets, in which case the successor or purchaser may be substituted for that Employer under the Plan and the Trust Agreement; and

              (ii) If any Employer is merged, dissolved or in any way reorganized into, or consolidated with, any other Employer, the Plan as applied to the former Employer will automatically continue in effect without a termination thereof.

      15.5 Plan Merger or Consolidation. In no event shall there be any merger or consolidation of the Plan with, or transfer of assets or liabilities to, any other Plan unless each participant in the Plan would (if the Plan then terminated) receive a benefit immediately after the merger, con solidation, or transfer which is equal to or greater than the benefit the participant would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

      15.6 Notice of Amendment, Termination or Plan Merger. Affected participants will be notified of any termination, plan merger, consolidation or substantial amendment within a reasonable time.

      15.7 Nonforfeitability on "Termination" or "Partial Termination". On a "Termination" or "Partial Termination" of the Plan, as such terms are defined or determined pursuant to the applicable provisions of the Code and regulations thereunder, the rights of all affected participants to benefits accrued to the date of such Termination or Partial Termination, to the extent funded as of such date, shall be nonforfeitable.

                                 Section 16
                                 ----------
                   Allocation and Distribution on Termination
                   ------------------------------------------

     On termination of the Plan as respects any Employer, the Plan Committee will direct the allocation and distribution of Plan assets allocable to participants employed by that Employer and to retired or terminated participants and other persons entitled to benefits under the Plan to the extent of their benefits attributable to employment with that Employer. After payment of any expenses of administration and liquidation allocable to such Plan assets, such Plan assets remaining shall be allocated and distributed to such participants and other persons in the following manner and order to the extent of the sufficiency of such Plan assets:

          (a) First, to each participant or other person, the portion of a participant's Monthly Retirement Income, or Monthly Vested Termination Benefits (including benefits vested by virtue of the termination of the Plan in accordance with Section 15.7) to which the participant or such other person is entitled which is attributable to any participant's contributions.

          (b)  Next, to the following persons:

              (i) To each person who was receiving a benefit under the Plan as of the beginning of the three-year period ending on the date of termination of the Plan, the full extent of such person's benefit, determined in accordance with the terms of the Plan in effect during the five-year period ending on such date under which such person's benefit would be the least, properly adjusted for any allocation of assets with respect to such benefit under paragraph (a) above; and

              (ii) To each participant who was eligible for retirement at the beginning of the three-year period ending on the date of termination, to the full extent of such person's benefit, determined in accordance with the terms of the Plan in effect during the five-year period ending on such date under which such participant's benefit would be the least, properly adjusted for any allocation of assets with respect to such benefit under paragraph (a) above.

          (c) Next, to each person who was entitled to a benefit under the Plan as of the date of termination of the Plan, the portion of such benefit which constitutes a "basic benefit" under Title IV of ERISA (determined without regard to Sections 4022(b)(5) and (b)(6) thereof), properly adjusted for any allocation of assets with respect to such benefit made under paragraphs (a) or (b) above.

          (d) Next, to each person who was entitled to a benefit under the Plan as of the date of termination of the Plan, such person's nonforfeitable benefit, properly adjusted for any allocation of assets with respect to such benefit made under paragraphs (a), (b) or (c) above.

          (e) Finally, to each person who was a participant in the Plan on the date of termination of the Plan, such person's benefit under the Plan accrued up to that date, properly adjusted for any allocation of assets with respect to such benefit made under paragraphs (a), (b), (c), or (d) above.

      In making such allocations, the benefits contemplated under paragraph (a) above shall be completely provided for before any allocations are made under paragraphs (b), (c), (d) and (e), and the allocations provided for in paragraph
(b) above shall be completely provided for before making any allocations under paragraphs (c), (d) and (e) and so forth. In the event that the assets available for allocation under either paragraphs (a), (b) or (c) above are not sufficient to satisfy in full the benefits of all persons described in any such paragraph, the assets shall be allocated pro rata among such persons on the basis of the present value (as of the date of termination of the Plan) of their respective benefits described in such paragraph. In the event that the assets available for allocation under paragraph (d) above are not sufficient to satisfy in full the benefits of persons described in that paragraph, except as provided in the following sentence, the assets shall be allocated to each such person on the basis of such person's benefit determined in accordance with the terms of the Plan in effect at the beginning of the five-year period ending on the date of termination of the Plan, properly adjusted for any allocation of assets with respect to such person's benefit made under paragraphs (a), (b) or (c). If the assets available for allocation under paragraph (d) above are sufficient to satisfy the benefits described in the preceding sentence, then the benefits of persons described in that paragraph shall be determined on the basis of the Plan as amended by the most recent Plan amendment effective during such five-year period under which the assets available for allocation are sufficient to satisfy in full the benefits of such persons, and any assets remaining to be allocated under such paragraph shall be allocated on the basis of the Plan as amended by the next succeeding Plan amendment effective during such period. In the event that there are not sufficient assets to make the allocation under paragraph (e) above, the allocation otherwise to be made under that paragraph shall be proportionately reduced. Distribution may be made in cash, property or annuity or partly in each, provided property is distributed at its fair market value as of the date of distribution as determined by the Trustee. If the Plan Committee so determines, and with the consent of the Corporation, the benefits distributable under this Section 16 to any participant who continues in the employ of an Employer may be retained in the Trust Fund until the participant's employment with the Employers is terminated. Notwithstanding anything herein to the contrary, distributions due to termination of the Plan shall be made in a manner consistent with Section 9.

                                  Section 17
                                  ----------
                                  Definitions
                                  -----------

      17.1 Vesting Service. A participant's "Vesting Service" means the total of his years of service and fractional years of service determined in accordance with the following rules:

          (a) Service with the Employers and the Subsidiaries will be treated as Vesting Service as follows:

              (i) Effective January 1, 1996, a participant will be credited with one year of Vesting Service for each calendar year during which he completes at least 1,000 "Hours of Service" (as defined in Section 17.4) with the Employers and the Subsidiaries. A participant who completes at least 1,000 Hours of Service in both (i) the period beginning October 1, 1995 and ending September 30, 1996 and (ii) the calendar year beginning January 1, 1996, shall be credited with two
          (2) years of Vesting Service.

              (ii) If a participant completes less than 1,000 Hours of Service in any calendar year, he shall be entitled to a fractional portion of a year of Vesting Service for such calendar year which fraction shall be determined by dividing the number of such participant's Hours of Service during such calendar year by the number of Hours of Service (not less than 1,000 hours) which are included in the participant's Standard Work Year (as defined in Section 17.6).

              (iii) Notwithstanding the provisions of paragraphs (i) and (ii) above, a participant who is a Qualified Disabled Terminated Employee will be credited with one year of Vesting Service and fractions thereof, respectively, for each calendar year during which he is deemed to be on Long-Term Disability.

              (iv) Notwithstanding the provisions of paragraph (i) and (ii) above, a participant's Vesting Service for Plan Years ending prior to the Effective Date shall in no event be less than his Credited Service as a Prior Employer participant under the Monsanto Company Hourly Paid Employees' Pension Plan and the Monsanto Company Salaried Employees' Pension Plan.

              (v) If a participant who has previously completed 5 years of Vesting Service incurs a one-year "Break in Service" (as defined in Section 17.5) and is subsequently reemployed by an Employer, his years of Vesting Service before such Break in Service shall not be taken into account in determining his Vesting Service after such Break in Service unless:

                  A. He subsequently completes a year of Vesting Service with the Employers and the Subsidiaries; or

                  B. His Break in Service was a result of a layoff and he is subsequently reemployed by an Employer or a Subsidiary following such layoff; or

                  C. His Break in Service was a result of Long-Term Disability and he is reemployed by an Employer or a Subsidiary upon the cessation of his Long-Term Disability.

              (vi) If a participant who has not yet completed 5 years of Vesting Service incurs a one-year Break in Service and is subsequently reemployed by an Employer, his years of Vesting Service before such Break in Service shall not be taken into account in determining his Vesting Service after such Break in Service unless:

                  A. He subsequently completes a year of Vesting Service with the Employers and the Subsidiaries and the number of consecutive Breaks in Service prior to such reemployment is less than the aggregate number of his years of Vesting Service prior to such Break in Service; or

                  B. He subsequently completes 10 years of Vesting Service with the Employers and the Subsidiaries; or

                  C. His Break in Service was a result of a layoff and he is subsequently reemployed by an Employer or a Subsidiary within the three-year period following the commencement of such layoff; or

                  D. His Break in Service was a result of his Long-Term
              Disability and he is reemployed by an Employer or a Subsidiary upon the cessation of his Long-Term Disability; or

                  E. He subsequently completes a year of Vesting Service with the Employers and the Subsidiaries and the number of consecutive Breaks in Service prior to such reemployment is less than the greater of:

                    (1) five consecutive one-year Breaks in Service; or

                    (2) the aggregate number of years of Vesting Service
                  before such Break in Service.

                    Solely for the purpose of determining whether any one-year
                  Break in Service under this paragraph (vi) has occurred, Hours of Service will be credited pursuant to the normal method of crediting Hours of Service under this Plan not to exceed 501 Hours of Service as a result of any period of absence of employment due to:

                        a. the pregnancy of the participant;

                        b. the birth of a child of a participant;

                        c. the placement of a child with the participant in
                      connection with the adoption of such child by such participant; or

                        d. the care of such child by the participant immediately
                      following such birth or placement.

              The Hours of Service to be credited under this paragraph (vi)(E) shall only be credited in the year in which the absence from work begins, if a participant would be prevented from incurring a one-year Break in Service solely because the period of absence is treated as Hours of Service or, in any other case, in the immediately following year. No credit for such enumerated absences will be given pursuant to this paragraph (vi)(E) unless the participant furnishes to the Plan Committee such timely information as the Committee may reasonably require to establish that the absence and the length of absence was due to an enumerated reason.

              (vii) Notwithstanding the provisions of paragraphs (i) and (ii) above, during the period that a participant is deemed to be on disability Leave of Absence, as such term is defined in the Hourly Disability Plan, he will be credited with Hours of Service for Vesting Service purposes pursuant to the terms of Section 17.4 hereof.

              (viii) Notwithstanding the provisions of paragraphs (i) and (ii) above, a participant who is deemed to be on Long-Term Disability under the provisions of the Hourly Disability Plan and who has 30 or more months of Benefit Service at his Disability Termination Date, shall be credited with Hours of Service for Vesting Service purposes pursuant to the terms of Section 17.4 hereof until the date payments cease under the Hourly Disability Plan.

          (b) The termination of a participant's employment with one Employer will not interrupt the continuity of his employment if, concurrently with or immediately after such termination, he or she is employed by one or more other Employers.

          (c) If and to the extent the Corporation so provides, the last continuous period of a participant's service with a Predecessor Company (as defined below) will be considered as service with the Employers if such participant becomes employed by one or more of the Employers. For purposes of this paragraph, a "Predecessor Company" means any co rporation or other entity the stock, assets or business of which is acquired by an Employer, whether by merger, consolidation, purchase of assets or otherwise, and any predecessor thereto designated by the Corporation.

          (d) For purposes of this Section 17.1, if a participant had a prior period or periods of service with a Subsidiary that has not adopted the plan, such period or periods of service with the Subsidiary will be considered as service with the Employer.

          (e) A period of concurrent service with two or more Employers under the Plan or Subsidiaries that have not adopted the Plan will be considered as employment with only one of them during that period.

          (f) For purposes of this Section 17.1, if a participant was formerly a Leased Employee (as defined in Section 414(n) of the Code), a prior period or periods of service with an Employer or a Subsidiary while in the status of a Leased Employee, shall be considered as service with an Employer.

          (g) A participant's Vesting Service shall include all Credited Service credited to the participant under the terms of the Employer Plans by reason of his transfer from salaried employee status to hourly paid employee status.

          (h) Solely for the purpose of computing Vesting Service, a participant who is or was a "Part-Time Employee" will be credited with the number of Hours of Service equal to that of a regular full time employee at the participant's location of employment for each calendar month during which he furnished employment service to an Employer or a Subsidiary while employed in the status of a Part-Time Employee.

          (i) The Vesting Credited Service accrued by a Prior Employer Participant under the Monsanto Company Salaried Employees' Pension Plan and the Monsanto Company Hourly Paid Employees' Pension Plan shall be considered as Vesting Service under this Plan.

          (j) A participant who is granted a Corporation-approved leave-of-absence to conduct business on behalf of the local union of which the participant is a member will continue to accrue Vesting Service during the term of the Corporation-approved leave-of-absence.

      17.2 Benefit Service. A participant's "Benefit Service" means his "Benefit Service" (as defined in Section 17.3). For purposes of Section 4.2 a participant's years of Benefit Service shall only include such years to the extent that they are attributable to employment by an Employer and as a Prior Employer Participant. For the purposes of this Section 17.2 and Section 4.2, a predecessor employer shall be considered to be an Employer to the extent the Corporation so provides.

      17.3 Benefit Service. A participant's "Benefit Service" means the total of his years of service and fractional years of service after the Plan's Effective Date determined in accordance with the following rules:

          (a) Service with the Employers and the Subsidiaries on and after the Plan's Effective Date will be treated as Benefit Service as follows:

              (i) Effective January 1, 1997, a participant will be credited with one year of Benefit Service for any calendar year in which the participant completes the number of Hours of Service (not less than 1,000 hours) which are included in the participant's Standard Work Year (as defined in Section 17.6).

           (ii) In determining a participant's years of Benefit Service for any calendar year in which the participant completes at least 1,000 Hours of Service but less than the number of Hours of Service set forth in paragraph (i) above, the participant will be entitled to a fractional part of a year of Benefit Service determined by dividing the number of Hours of Service actually completed by such participant by the number of Hours of Service (not less than 1,000 Hours) which are included in the participant's Standard Work Year.

           (iii) If a participant completes less than 1,000 Hours of Service in any calendar year, he shall be entitled to a fractional portion a year of Benefit Service for such year, which fraction shall be determined by dividing the number of such participant's Hours of Service during such calendar year by the amount determined in paragraph (i) above.

           (iv) For the period beginning October 1, 1996 and ending December 31, 1996, a participant will be credited with a fractional part of a year of Benefit Service determined by dividing (A) the number of Hours of Service actually completed by such participant during such period by
         (B) the number of Hours of Service (not less than 1,000 hours) which are included in the participant's Standard Work Year.

           (v) If a participant who has previously completed 5 years of Vesting Service (as defined in Section 17.1) incurs a one-year "Break in Service" (as defined in Section 17.6) and is subsequently reemployed by an Employer, his Benefit Service before such Break in Service shall not be taken into account in determining his Benefit Service after such Break in Service unless:

                A. He subsequently completes a year of Vesting Service with the Employers and the Subsidiaries; or

                B. His Break in Service was a result of a layoff and he or she is subsequently reemployed by an Employer or a Subsidiary following such layoff; or

                C. His Break in Service was a result of Long-Term Disability and he is reemployed by an Employer or a Subsidiary upon the cessation of his Long-Term Disability.

           (vi) If a participant who has not yet completed 5 years of Vesting Service incurs a one-year Break in Service and is subsequently reemployed by an Employer, his Benefit Service before such Break in Service shall not be taken into account in determining his Benefit Service after such Break in Service unless:

                A. He subsequently completes a year of Vesting Service with the Employers and the Subsidiaries and the number of consecutive Breaks in

              Service prior to such reemployment is less than the aggregate number of his years of Vesting Service prior to such Break in Service; or

                  B. He subsequently completes 10 years of Vesting Service with the Employers and the Subsidiaries; or

                  C. His Break in Service was a result of a layoff and he is subsequently reemployed by an Employer or a Subsidiary within the three-year period following the commencement of such layoff; or

                  D. His Break in Service was a result of Long-Term Disability and he is reemployed by an Employer or a Subsidiary upon the cessation of his Long-Term Disability; or

                  E. He subsequently completes a year of Vesting Service with the Employers and the Subsidiaries and the number of consecutive Breaks in Service prior to such reemployment is less than the greater of:

                     (1) five consecutive one-year Breaks in Service; or

                     (2) the aggregate number of years of Vesting Service before such Breaks in Service

              (vii) Notwithstanding the provisions of paragraphs (i) and (ii) above, during the period that such a participant is deemed to be on disability Leave of Absence, as such term is defined in the Hourly Disability Plan, he will be credited with Hours of Service for Benefit Service purposes pursuant to the terms of Section 17.4 hereof.

              (viii) Notwithstanding the provisions of paragraphs (i) and (ii) above, a participant, who is deemed to be on Long-Term Disability under the provisions of the Hourly Disability Plan and who has 30 or more months of Benefit Service at his Disability Termination Date, shall be credited with Hours of Service for Benefit Service purposes pursuant to the terms of Section 17.4 hereof until the date payments cease under the Hourly Disability Plan with his benefit hereunder based upon the Retirement Income Factor in effect on the date he is deemed Totally and Permanently Disabled.

          (b) The termination of a participant's employment with one Employer will not interrupt the continuity of his employment if, concurrently with or immediately after such termination, he is employed by one or more other Employers.

          (c) If and to the extent the Corporation so provides, the last continuous period of a participant's service with a Predecessor Company (as defined below) will be considered as service with the Employers if such participant becomes employed by one or more of the

      Employers. For purposes of this paragraph, a "Predecessor Company" means any corporation or other entity the stock, assets or business of which is acquired by an Employer, whether by merger, consolidation, purchase of assets or otherwise, and any predecessor thereto designated by the Corporation.

          (d) A period of concurrent service with two or more Employers under the Plan or Subsidiaries that have not adopted the Plan will be considered as employment with only one of them during that period.

          (e) A participant who is granted a Corporation-approved leave-of-absence to conduct business on behalf of the local union of which the participant is a member will continue to accrue Benefit Service during the term of the Corporation-approved leave-of-absence.

      17.4 Hours of Service. An "Hour of Service" means an hour for which an employee is directly or indirectly compensated by the Employers or by a Subsidiary in the case of service with such Subsidiary, for the performance of duties for the Employers or such Subsidiary (including hours for which an employee has been awarded backpay by the Employers or such Subsidiary or by any governmental agency or judicial body to the extent such hours are not otherwise treated as Hours of Service). Notwithstanding the preceding sentence, the following special rules shall apply:

          (a) To the extent not otherwise treated as Hours of Service the following shall constitute Hours of Service:

              (i)   Overtime clock hours;

              (ii) Hours of service required to be taken into account to satisfy federal military service laws or regulations or to satisfy any other federal laws;

              (iii) Hours of absence from active work because of regular paid vacations or holidays;

              (iv) Hours of absence from active work because of occupational illness or disability not yet determined to constitute Long-Term Disability;

              (v) Hours of absence from active work during the first 12 months of an absence due to non-occupational illness or disability not yet determined to constitute Long-Term Disability or due to a layoff;

              (vi) Hours during an authorized leave of absence or during such shorter period as may be specified by the Plan Committee.

          (b) For purposes of Section 17.5, Hours of Service shall also include hours, not otherwise treated as Hours of Service, for which a Participant is directly or indirectly compensated by the Employers or the Subsidiaries, or entitled to compensation from the Employers or Subsidiaries, for absences due to sickness, disability or similar reason.

         (c) The number of Hours of Service which are awarded under this Section during a Participant's absence from work and during which he performs no duties for his Employer, whether or not he receives direct or indirect compensation from an Employer during such absence, shall be the number of Hours of Service during his Standard Work Week and/or Standard Work Year during which he would have ordinarily performed duties for his Employer if he had reported for work instead of being absent. No more than eight Hours of Service shall be awarded for any day of absence; no more than 1,000 Hours of Service shall be awarded under this Section for purposes of Section 17.1 in any year; and no more than 2,080 Hours of Service shall be awarded under this Section for purposes of Section 17.3 in any year. All Hours of Service awarded a Participant under this Section for periods of absence from work shall be included in the year in which such absence occurred.

         (d) In addition to the periods specified in paragraphs (a)(iv) and (v) for any period of absence which qualifies as a "Leave of Absence" as such term is defined in the Hourly Disability Plan, Hours of Service will be credited for the period during which the participant is entitled to "Minimum Disability Income" under the Hourly Disability Plan if the participant either returns to the employment of an Employer or Subsidiary at the end of such period of absence or is determined to be on Long-Term Disability under the terms of the Hourly Disability Plan in which case Hours of Service during such period of absence shall be determined as indicated in paragraph
    (c) above and credited for the period provided in Sections 17.1(a)(vii) and 17.3(a)(vii).

         (e) Once it is determined that an employee should be credited with an Hour of Service, such Hour of Service shall be credited to the computation period or periods in which the duties are performed or are deemed to have been performed or to which the payment pertains; provided, however, that except as may be otherwise provided in this Section 17.4 for certain specified types of absences, no more than 501 Hours of Service shall be credited during any absence from employment and during which no services are rendered notwithstanding the fact that the employee may have been deemed to have performed service during such period or for which payments are due and the number of hours which will be credited during such absences shall be credited according to the number of hours which are scheduled in the Participant's Standard Work Week.

         (f) Effective May 1, 1996, in determining the Hours of Service of any employee who is compensated by the Employers or the Subsidiaries on a basis not dependent on the number of hours worked by such employee, the Plan Committee may credit such employee with 95 Hours of Service for each semi-monthly payroll period in which such employee is directly or indirectly compensated by the Employers or Subsidiaries for the performance of duties for the Employers and the Subsidiaries, or may utilize such other method of estimating the Hours of Service of such employee during such period as may be authorized under the applicable regulations.

      17.5 Break In Service. Effective January 1, 1996, a one-year "Break in Service" means a calendar year in which a participant completes not more than 500 Hours of Service, except where such calendar year is the year in which the participant either:

          (a) First commenced employment with an Employer and continuously accrued Hours of Service from the date of hire to the end of such calendar year; or

          (b) Terminated all further employment with Employers following an unbroken, continuous accrual of Hours of Service from January 1 of such year to the date of such termination.

      17.6 Standard Work Week. With respect to any regular, full-time employee covered under the Plan, his "Standard Work Week" shall mean 40 Hours of Service and the "Standard Work Year" shall mean 2,080 Hours of Service. With respect to employees who are not regular, full-time employees, the "Standard Work Week" shall mean the average number of hours which are regularly scheduled to be worked each week by the employee, and the "Standard Work Year" for such employees shall mean the number of hours in the employee's Standard Work Week multiplied by 52.

      17.7 Layoff. "Layoff" shall mean layoff of the participant from employment with an Employer.

      17.8 Retirement Income Factor. The "Retirement Income Factor" applicable with respect to any participant in accordance with Section 4.2 is the dollar amount set forth in Exhibit "A" determined with respect to such participant.

      17.9 Subsidiary. A "Subsidiary" is any subsidiary or affiliate of the Corporation, 80 percent of the stock of which is controlled by the Corporation by application of Sections 414(b) and 1563(a) of the Code.

      17.10 Subsidiary. A "subsidiary" is any subsidiary or affiliate of the Corporation not described in Section 17.9 which would be so described if the figure 51 were replaced for the figure 80 in Section 17.9.

      17.11 Qualified Actuary. "Qualified Actuary" means either an independent individual actuary who is a member of the Society of Actuaries, or a firm of independent actuaries, one of whose members is a member of the Society of Actuaries and who is enrolled with the Joint Board for the Enrollment of Actuaries, and is selected by the Plan Committee.

      17.12 Actuarial Equivalent. Except to the extent expressly provided to the contrary by ERISA, a benefit shall be actuarially equivalent to any other benefit if the actuarial reserve required to provide the same is equal to the actuarial reserve required to provide such other benefit, computed on the basis of the actuarial rates, tables and procedures last adopted by the Plan Committee for this purpose. No adjustment in a determination of an actuarially equivalent value or amount shall be made if such tables, rates and procedures are changed by the Plan Committee subsequent to such determination.

     Actuarially equivalent amounts or values will be determined on the basis of the following actuarial rates and tables:

          (a) The assumed mortality rates will be based on the 1971 Towers, Perrin, Forster and Crosby Forecast Mortality Table using a one-year age setback for the participant and a five-year age setback for the beneficiary or spouse.

          (b) In order to determine the equivalent value of optional benefits, the assumed annual rate of return will be 7%.

      17.13 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended, or any comparable future legislation that amends, supplements or supersedes said Internal Revenue Code.

      17.14  Final Average Pay.

          (a) "Final Average Pay" shall be the greater of the Final Average Pay in the following two computation periods:

              (i) the 36 whole months immediately prior to the covered employee's Retirement Date or Employment Termination Date, whichever occurs first, or

              (ii) the three of the last five calendar years which produced the highest Final Average Pay immediately prior to the year of the covered employee's Retirement Date or Employment Termination Date, whichever occurs first.

          (b) The Final Average Pay of a covered employee for each computation period shall be the sum of (i), (ii) and (iii):

              (i) Average annual base pay. Average annual base pay shall be calculated by (A) determining the covered employee's regular base straight-time rate, exclusive of any premiums, for the last day of each month during the applicable computation period; (B) averaging the above regular base straight-time rates; and (C) multiplying the average by 2,080.

              (ii) Average annual straight-time overtime base pay. Average annual straight-time overtime base pay shall be calculated by multiplying the covered employee's average regular base straight-time rate, exclusive of any premiums, as determined in (i) above, by the average annual number of overtime hours worked by all covered employees during the applicable computation period at the location at which the covered employee is employed. For purposes of this calculation, overtime hours shall be considered worked in the month in which the straight-time overtime base pay is actually paid.

              (iii) Average annual shift premium pay. Average annual shift premium pay shall be calculated by (A) determining the covered employee's total shift premium paid for regularly scheduled hours during the applicable computation period; and (B) dividing by three. For purposes of this calculation, shift premium shall be considered attributable to hours worked in the month in which the shift premium pay is actually paid.

          (c) Computation of a covered employee's Final Average Pay shall be subject to the following:

              (i) For purposes of calculating Final Average Pay during the final 36 months computation period, if the covered employee has no earnings during one or more of his final 36 months, his Final Average Pay shall be based upon his average annual base pay, average annual straight-time overtime base pay, and average annual shift premium pay during the final 36 months in which he had base pay.

              (ii) For any month in which a covered employee receives only accident and sickness pay or disability income from any employee welfare benefit plan maintained by his Employer or in which his Employer participates, his regular base straight-time rate for purposes of paragraph (b)(i)(A) above shall be calculated based upon his regular base straight-time rate on his last day worked, exclusive of any premiums.

              (iii) If a covered employee voluntarily bid to or was involuntarily placed in a different job which resulted in a reduction in his regular base straight-time rate during the applicable computation period and the covered employee's regular base straight-time rate for each month thereafter during the applicable computation period for purposes of paragraph (b)(i)(A) above shall be the greater of the regular base straight-time rate on the last day of the month prior to such reduction or the regular base straight-time rate in any subsequent month during the applicable computation period.

          (d) In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, the compensation of each participant taken into account under the Plan for purposes of determining Final Average Pay shall not exceed the "OBRA '93 Annual Compensation Limit." The "OBRA '93 Annual Compensation Limit" is $150,000, as adjusted for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined ("Determination Period") beginning in such calendar year. If a Determination Period consists of fewer than 12 months, the "OBRA '93 Annual Compensation Limit" will be multiplied by a fraction, the numerator of which is the number of months in the Determination Period, and the denominator of which is 12.

          If compensation for any prior Determination Period is taken into account in determining a participant's benefits accruing in the current Plan Year, the compensation for that prior Determination Period is subject to the "OBRA '93 Annual Compensation Limit" in effect for that prior Determination Period. For this purpose, for Determination Periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the "OBRA '93 Annual Compensation Limit" is $150,000.

      17.15 ERISA. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     IN WITNESS WHEREOF, the Corporation has executed this Amended and Restated Hourly Paid Employees' Pension Plan this 19th day of Aug., 1996.


                              STERLING CHEMICALS, INC.
ATTEST:

                              By: /s/ Robert O. McAlister
/s/ F. Maxwell Evans             ----------------------------------
__________________________       Name:  Robert O. McAlister
                                 Title: V.P.H.R. & Admin.

                                 EXHIBIT "A"
                            Retirement Income Factor

The "Retirement Income Factor" applicable with respect to a participant shall be determined based on Final Average Pay in accordance with the following table:

     Final Average Pay:                     Retirement Income Factor:
     -----------------                      ------------------------
     Less than $35,500                                $35
     $35,500 - $36,499                                $36
     $36,500 - $37,499                                $37
     $37,500 - $38,499                                $38
     $38,500 - $39,499                                $39
     $39,500 - $40,499                                $40
     $40,500 - $41,499                                $41
     $41,500 - $42,499                                $42
     $42,500 - $43,499                                $43
     $43,500 - $44,499                                $44
     $44,500 - $45,499                                $45
     $45,500 - $46,499                                $46
     $46,500 - $47,499                                $47
     $47,500 - $48,499                                $48
     $48,500 - $49,499                                $49
     $49,500 - $50,499                                $50
     $50,500 - $51,499                                $51
     $51,500 - $52,499                                $52
     $52,500 - $53,499                                $53
     $53,500 - $54,499                                $54
     $54,500 and greater                              $55